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                                                                   EXHIBIT 10.34

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                                 LOAN AGREEMENT

                             Dated as of _____, 2004

                                     Between
                                 _____________,
                                   as Borrower

                                       and

                              JPMORGAN CHASE BANK,
                                    as Lender

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
I.   DEFINITIONS; PRINCIPLES OF CONSTRUCTION......................................................      1
     Section 1.1           Definitions............................................................      1
     Section 1.2           Principles of Construction.............................................     21
II.  GENERAL TERMS................................................................................     22
     Section 2.1           Loan Commitment; Disbursement to Borrower..............................     22
              2.1.1    Agreement to Lend and Borrow...............................................     22
              2.1.2    Single Disbursement to Borrower............................................     22
              2.1.3    The Note, Security Instrument and Loan Documents...........................     22
              2.1.4    Intentionally Deleted......................................................     22
     Section 2.2           Interest; Loan Payments; Late Payment Charge...........................     22
              2.2.1    Payments...................................................................     22
              2.2.2    Interest Calculation.......................................................     22
              2.2.3    Payment on Maturity Date...................................................     22
              2.2.4    Payments after Default.....................................................     23
              2.2.5    Late Payment Charge........................................................     23
              2.2.6    Usury Savings..............................................................     23
     Section 2.3           Prepayments............................................................     24
              2.3.1    Voluntary Prepayments......................................................     24
              2.3.2    Mandatory Prepayments......................................................     24
              2.3.3    Prepayments After Default..................................................     24
              2.3.4    Making of Payments.........................................................     24
              2.3.5    Application of Principal Prepayments.......................................     25
     Section 2.4           Defeasance.............................................................     25
              2.4.1    Voluntary Defeasance.......................................................     25
              2.4.2    Successor Borrower.........................................................     26
              2.4.3    Release of Property........................................................     27
     Section 2.5           Release on Payment in Full.............................................     27
III. CASH MANAGEMENT..............................................................................     27
     Section 3.1           Establishment of Accounts..............................................     27
     Section 3.2           Deposits into Lockbox Account..........................................     28
     Section 3.3           Account Name...........................................................     29
     Section 3.4           Eligible Accounts......................................................     29
     Section 3.5           Permitted Investments..................................................     29

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
     Section 3.6           The Initial Deposits...................................................     30
     Section 3.7           Transfer To and Disbursements from the Lockbox Account.................     30
     Section 3.8           Withdrawals From the Tax Account and the Insurance Premium Account.....     31
     Section 3.9           Withdrawals from the Replacement Reserve Account.......................     31
     Section 3.10          Withdrawals from the Required Repair Account...........................     31
     Section 3.11          Withdrawals from the Debt Service Account..............................     31
     Section 3.12          Intentionally Deleted..................................................     31
     Section 3.13          Intentionally Deleted..................................................     31
     Section 3.14          Sole Dominion and Control..............................................     31
     Section 3.15          Security Interest......................................................     31
     Section 3.16          Rights on Default......................................................     31
     Section 3.17          Financing Statement; Further Assurances................................     32
     Section 3.18          Borrower's Obligation Not Affected.....................................     32
     Section 3.19          Payments Received Under this Agreement.................................     32
IV.  REPRESENTATIONS AND WARRANTIES...............................................................     33
     Section 4.1           Borrower Representations...............................................     33
              4.1.1    Organization...............................................................     33
              4.1.2    Proceedings................................................................     33
              4.1.3    No Conflicts...............................................................     34
              4.1.4    Litigation.................................................................     34
              4.1.5    Agreements.................................................................     34
              4.1.6    Solvency...................................................................     35
              4.1.7    Full and Accurate Disclosure...............................................     35
              4.1.8    No Plan Assets.............................................................     36
              4.1.9    Compliance.................................................................     36
              4.1.10   Financial Information......................................................     36
              4.1.11   Condemnation...............................................................     37
              4.1.12   Federal Reserve Regulations................................................     37
              4.1.13   Utilities and Public Access................................................     37
              4.1.14   Not a Foreign Person.......................................................     37
              4.1.15   Separate Lots..............................................................     37
              4.1.16   Assessments................................................................     37

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
              4.1.17   Enforceability.............................................................     37
              4.1.18   No Prior Assignment........................................................     38
              4.1.19   Insurance..................................................................     38
              4.1.20   Use of Property............................................................     38
              4.1.21   Certificate of Occupancy; Licenses.........................................     38
              4.1.22   Flood Zone.................................................................     38
              4.1.23   Physical Condition.........................................................     38
              4.1.24   Boundaries.................................................................     39
              4.1.25   Leases.....................................................................     39
              4.1.26   Survey.....................................................................     39
              4.1.27   Intentionally Deleted......................................................     40
              4.1.28   Filing and Recording Taxes.................................................     40
              4.1.29   Franchise Agreement........................................................     40
              4.1.30   Management Agreement/Operating Lease.......................................     40
              4.1.31   Illegal Activity...........................................................     40
              4.1.32   No Change in Facts or Circumstances; Disclosure............................     40
              4.1.33   Investment Company Act.....................................................     41
              4.1.34   Principal Place of Business; State of Organization.........................     41
              4.1.35   Single Purpose Entity......................................................     41
              4.1.36   Business Purposes..........................................................     45
              4.1.37   Taxes......................................................................     45
              4.1.38   Intentionally Deleted......................................................     46
              4.1.39   Environmental Representations and Warranties...............................     46
              4.1.40   Taxpayer Identification Number.............................................     46
              4.1.41   OFAC.......................................................................     46
              4.1.42   Intentionally Deleted......................................................     46
              4.1.43   Deposit Accounts...........................................................     46
     Section 4.2           Survival of Representations............................................     47
V.   BORROWER COVENANTS...........................................................................     47
     Section 5.1           Affirmative Covenants..................................................     47
              5.1.1    Existence; Compliance with Legal Requirements..............................     47
              5.1.2    Taxes and Other Charges....................................................     48
              5.1.3    Litigation.................................................................     49

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
              5.1.4    Access to the Property.....................................................     49
              5.1.5    Notice of Default..........................................................     49
              5.1.6    Cooperate in Legal Proceedings.............................................     49
              5.1.7    Award and Insurance Benefits...............................................     49
              5.1.8    Further Assurances.........................................................     50
              5.1.9    Mortgage and Intangible Taxes..............................................     50
              5.1.10   Financial Reporting........................................................     50
              5.1.11   Business and Operations....................................................     53
              5.1.12   Costs of Enforcement.......................................................     53
              5.1.13   Estoppel Statement.........................................................     53
              5.1.14   Intentionally Deleted......................................................     54
              5.1.15   Performance by Borrower....................................................     54
              5.1.16   Confirmation of Representations............................................     54
              5.1.17   Leasing Matters............................................................     54
              5.1.18   Management Agreement.......................................................     56
              5.1.19   Environmental Covenants....................................................     58
              5.1.20   Alterations................................................................     59
              5.1.21   Franchise Agreement........................................................     59
              5.1.22   Operating Lease............................................................     61
              5.1.23   OFAC.......................................................................     61
              5.1.24   Intentionally Deleted......................................................     61
     Section 5.2           Negative Covenants.....................................................     61
              5.2.1    Liens......................................................................     62
              5.2.2    Dissolution................................................................     62
              5.2.3    Change In Business.........................................................     62
              5.2.4    Debt Cancellation..........................................................     63
              5.2.5    Zoning.....................................................................     63
              5.2.6    No Joint Assessment........................................................     63
              5.2.7    Name, Identity, Structure, or Principal Place of Business..................     63
              5.2.8    ERISA......................................................................     64
              5.2.9    Affiliate Transactions.....................................................     64
              5.2.10   Transfers..................................................................     64
              5.2.11   Permitted Transfer.........................................................     66

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
VI.  INSURANCE; CASUALTY; CONDEMNATION; REQUIRED REPAIRS..........................................     68
     Section 6.1           Insurance..............................................................     68
     Section 6.2           Casualty...............................................................     73
     Section 6.3           Condemnation...........................................................     73
     Section 6.4           Restoration............................................................     74
VII. RESERVE FUNDS................................................................................     78
     Section 7.1           Required Repair Funds..................................................     78
              7.1.1    Deposits...................................................................     78
              7.1.2    Release of Required Repair Funds...........................................     78
     Section 7.2           Tax and Insurance Escrow Fund..........................................     79
     Section 7.3           Replacements and Replacement Reserve...................................     80
              7.3.1    Replacement Reserve Fund...................................................     80
              7.3.2    Disbursements from Replacement Reserve Account.............................     80
              7.3.3    Performance of Replacements................................................     81
              7.3.4    Failure to Make Replacements...............................................     83
              7.3.5    Balance in the Replacement Reserve Account.................................     83
     Section 7.4           Intentionally Deleted..................................................     84
     Section 7.5           Intentionally Deleted..................................................     84
     Section 7.6           Intentionally Deleted..................................................     84
     Section 7.7           Reserve Funds, Generally...............................................     84
VIII.DEFAULTS.....................................................................................     85
     Section 8.1           Event of Default.......................................................     85
     Section 8.2           Remedies...............................................................     88
     Section 8.3           Remedies Cumulative; Waivers...........................................     89
IX.  SPECIAL PROVISIONS...........................................................................     90
     Section 9.1           Sale of Notes and Securitization.......................................     90
     Section 9.2           Securitization Indemnification.........................................     91
     Section 9.3           Servicer...............................................................     93
     Section 9.4           Exculpation............................................................     94
X.   MISCELLANEOUS................................................................................     95
     Section 10.1          Survival...............................................................     95
     Section 10.2          Lender's Discretion....................................................     96
     Section 10.3          Governing Law..........................................................     96

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
     Section 10.4          Modification, Waiver in Writing........................................     97
     Section 10.5          Delay Not a Waiver.....................................................     97
     Section 10.6          Notices................................................................     97
     Section 10.7          Trial by Jury..........................................................     98
     Section 10.8          Headings...............................................................     99
     Section 10.9          Severability...........................................................     99
     Section 10.10         Preferences............................................................     99
     Section 10.11         Waiver of Notice.......................................................     99
     Section 10.12         Remedies of Borrower...................................................     99
     Section 10.13         Expenses; Indemnity....................................................    100
     Section 10.14         Schedules and Exhibits Incorporated....................................    101
     Section 10.15         Offsets, Counterclaims and Defenses....................................    101
     Section 10.16         No Joint Venture or Partnership; No Third Party Beneficiaries..........    101
     Section 10.17         Publicity..............................................................    102
     Section 10.18         Waiver of Marshalling of Assets........................................    102
     Section 10.19         Waiver of Counterclaim.................................................    103
     Section 10.20         Conflict; Construction of Documents; Reliance..........................    103
     Section 10.21         Brokers and Financial Advisors.........................................    103
     Section 10.22         Prior Agreements.......................................................    103
     Section 10.23         Counterparts...........................................................    103
     Section 10.24         Liability..............................................................    104

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT, dated as of ______, 2004 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Agreement"), between JPMORGAN CHASE BANK, a New York banking corporation, having an address at 270 Park Avenue, New York, New York 10017 ("Lender") and ___________________, a Delaware ______________, having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062 ("Borrower").

                              W I T N E S S E T H:

         WHEREAS, Borrower desires to obtain the Loan (as hereinafter defined) from Lender; and

         WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents (as hereinafter defined).

         NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

         I. DEFINITIONS; PRINCIPLES OF CONSTRUCTION

         Section 1.1 Definitions.

         For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

         "Account Collateral" shall mean: (i) the Accounts, and all Cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in the Accounts from time to time; (ii) any and all amounts invested in Permitted Investments; (iii) all interest, dividends, Cash, instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and (iv) to the extent not covered by clauses (i) - (iii) above, all "proceeds" (as defined under the UCC) of any or all of the foregoing.

         "Accounts" shall mean, collectively, the Property Account, the Tax Account, the Insurance Premium Account, the Required Repair Account, the Replacement Reserve Account, the Debt Service Account, and the Lockbox Account.

         "Accounts Receivable" shall have the meaning set forth in Article 1 of the Security Instrument.

         "Act" shall have the meaning set forth in Section 4.1.35(cc) hereof.

         "Adjusted Net Operating Income" means the amount obtained by subtracting Adjusted Operating Expenses from Gross Income from Operations.

         "Adjusted Operating Expenses" shall mean the total of all expenditures, computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Property that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance premiums, license fees, property taxes and assessments, advertising expenses, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lender, and other similar costs, including contributions to the Replacement Reserve Fund, but excluding depreciation, Debt Service, Capital Expenditures and contributions to the Reserve Funds (other than the Replacement Reserve Fund).

         "Affiliate" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

         "Affiliated Manager" shall mean any property manager which is an Affiliate of Borrower, any Operating Lessee SPE Entity, Principal, or any Guarantor or Indemnitor, or in which Borrower, any Operating Lessee SPE Entity, Principal, or any Guarantor or Indemnitor has, directly or indirectly, any legal, beneficial or economic equity interest.

         "ALTA" shall mean American Land Title Association, or any successor thereto.

         "Annual Budget" shall mean the operating budget, including all planned capital expenditures, for the Property prepared by Manager and approved by Borrower for the applicable Fiscal Year or other period.

         "Applicable Laws" shall mean all existing and future U.S. federal, state and local laws, orders, ordinances, governmental rules and regulations and court orders.

         "Applicable Interest Rate" shall mean 6.7430%.

         "Appraisal" shall mean an appraisal prepared in accordance with the requirements of FIRREA, prepared by an independent third party appraiser holding an MAI designation, who is State licensed or State certified if required under the laws of the State where the Property is located, who meets the requirements of FIRREA and who is otherwise satisfactory to Lender.

         "Approved Annual Budget" shall have the meaning set forth in Section 5.1.10(d) hereof.

         "Assignment of Leases" shall mean that certain first priority Assignment of Leases and Rents, dated as of the date hereof, from Borrower and Operating Lessee, as assignor, to Lender, as assignee, assigning to Lender all of Borrower's and Operating Lessee's interest in and to the Leases and Rents of the Property as security for the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Assignment of Management Agreement" shall mean that certain Conditional Assignment of Management Agreement dated the date hereof among Lender, Borrower,

Operating Lessee and Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Award" shall mean any compensation paid by any Governmental Authority in connection with a Condemnation in respect of all or any part of the Property.

         "Bankruptcy Code" shall mean Title 11 U.S.C. Section 101 et seq., and the regulations adopted and promulgated pursuant thereto (as the same may be amended from time to time).

         "Basic Carrying Costs" shall mean the sum of the following costs associated with the Property for the relevant Fiscal Year or payment period: (i) Taxes and (ii) Insurance Premiums.

         "Borrower" shall have the meaning set forth in the introductory paragraph hereto, together with its successors and assigns.

         "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York, New York are not open for business.

         "Business Party" shall have the meaning set forth in Section 4.1.35(aa) hereof.

         "Capital Expenditures" shall mean, for any period, the amount expended for items capitalized under GAAP (including, but not limited to, expenditures for building improvements or major repairs, leasing commissions and tenant improvements).

         "Cash" shall mean coin or currency of the United States of America or immediately available federal funds, including such funds delivered by wire transfer.

         "Casualty" shall have the meaning set forth in Section 6.2 hereof.

         "Casualty Consultant" shall have the meaning set forth in Section 6.4(b)(iii) hereof.

         "Casualty Retainage" shall have the meaning set forth in Section 6.4(b)(iv) hereof.

         "Closing Date" shall mean  _____, 2004.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and all applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         "Collateral" shall mean the Property, the Accounts, the Reserve Funds, the Personal Property, the Rents, the Account Collateral, and all other real or personal property of Borrower or any Guarantor that is at any time pledged, mortgaged or otherwise given as security to Lender for the payment of the Debt under the Security Instrument, this Agreement or any other Loan Document.

         "Condemnation" shall mean a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of the Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting the Property or any part thereof.

         "Condemnation Proceeds" shall have the meaning set forth in Section 6.4(b) hereof.

         "Control" (and the correlative terms "controlled by" and "controlling") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of the business and affairs of the entity in question by reason of the ownership of beneficial interests, by contract or otherwise.

         "Creditors Rights Laws" shall mean with respect to any Person, any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts or debtors.

         "Debt" shall mean the outstanding principal amount set forth in, and evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan under the Note, this Agreement, the Security Instrument or any other Loan Document, including, without limitation, all Reserve Fund Deposits.

         "Debt Service" shall mean, with respect to any particular period of time, interest and principal payments due under the Note for such period.

         "Debt Service Account" shall have the meaning set forth in Section 3.1(b)(iii) hereof.

         "Debt Service Coverage Ratio" shall mean a ratio in which:

         (a) the numerator is the Net Operating Income for the most recently available 12 full calendar month period preceding the date of calculation as set forth in the financial statements required hereunder, without deduction for (i) actual management fees incurred in connection with the operation of the Property, (ii) actual franchise fees incurred in connection with the operation of the Property, or (iii) amounts paid to the Reserve Funds, less (A) management fees equal to the greater of (1) assumed management fees of four percent (4%) of Gross Income from Operations or (2) the actual management fees incurred, (B) the actual franchise fees incurred and (C) the greater of (1) actual Replacement Reserve Fund contributions equal to 4% of Gross Income from Operations and (2) contributions for Replacements required pursuant to the Management Agreement and the Franchise Agreement; and

         (b) the denominator is all the aggregate interest and principal payments that would be due and payable for such 12 full calendar month period on the Loan assuming a principal and interest constant equal to 10.00%.

         "Default" shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would constitute an Event of Default.

         "Default Rate" shall mean, with respect to the Loan, a rate per annum equal to the lesser of (a) the Maximum Legal Rate, or (b) five percent (5%) above the Applicable Interest Rate.

         "Default Trigger" shall have the meaning set forth in the definition of "Triggering Event" in Section 1.1 hereof.

         "Defeasance Collateral" shall have the meaning set forth in Section 2.4.1(b) hereof.

         "Defeasance Date" shall have the meaning set forth in Section 2.4.1(a)(i) hereof.

         "Defeasance Deposit" shall mean an amount equal to the remaining principal amount of the Note, the Yield Maintenance Premium, any costs and expenses incurred or to be incurred in the purchase of U.S. Obligations necessary to meet the Scheduled Defeasance Payments and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note or otherwise required to accomplish the agreements of
Section 2.4 hereof.

         "Defeasance Event" shall have the meaning set forth in Section 2.4.1(a) hereof.

         "Disclosure Document" shall have the meaning set forth in Section 9.2(a) hereof.

         "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Treasury Rate, when compounded semi-annually.

         "DSCR Trigger" shall have the meaning set forth in the definition of "Triggering Event" in Section 1.1 hereof.

         "Eligible Account" shall mean a separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or State-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or State chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a State chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. Section 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and State authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

         "Eligible Institution" shall mean a depository institution or trust company, insured by the Federal Deposit Insurance Corporation, (a) the short term unsecured debt obligations or commercial paper of which are rated at least A-1 by S&P, P-1 by Moody's and F-1 by Fitch in the case of accounts in which funds are held for thirty (30) days or less, or (b) the long term unsecured debt obligations of which are rated at least AA by Fitch and S&P and Aa2 by Moody's in the case of accounts in which funds are held for more than thirty (30) days.

         "Environmental Indemnity" shall mean that certain Environmental Indemnity Agreement executed by Borrower and Indemnitor in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Environmental Law" shall mean any federal, State and local laws, statutes, ordinances, rules, regulations, standards, policies and other government directives or requirements, as well as common law, that, at any time, apply to Borrower and/or Indemnitor or the Property and relate to Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act.

         "Environmental Liens" shall have the meaning set forth in Section 5.1.19(a) hereof.

         "Environmental Reports" shall have the meaning set forth in Section
4.1.39 hereof.

         "Equipment" shall have the meaning set forth in Section 5.2.10(e) hereof.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

         "Event of Default" shall have the meaning set forth in Section 8.1(a) hereof.

         "Exchange Act" shall have the meaning set forth in Section 9.2(a) hereof.

         "Exchange Act Filing" shall have the meaning set forth in Section 9.2(a) hereof.

         "FIRREA" shall mean the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as the same may be amended from time to time.

         "Fiscal Year" shall mean each twelve (12) month period commencing on January 1 and ending on December 31 during the term of the Loan.

         "Fitch" shall mean Fitch, Inc.

         "Flood Insurance Act" shall have the meaning set forth in Section 6.1(a)(vii) hereof.

         "Foreign Taxes" shall mean any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority.

         "Franchise Agreement" shall mean that certain franchise agreement more specifically identified on Schedule 1.1(I) attached hereto or, if the context requires, the Replacement Franchise Agreement executed in accordance with the terms and provisions of this Agreement.

         "Franchisor" shall mean the franchisor with respect to the Franchise Agreement, as same is identified on Schedule 1.1(I) attached hereto.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

         "Governmental Authority" shall mean any court, board, agency, commission, office, central bank or other authority of any nature whatsoever for any governmental unit (federal, State, county, district, municipal, city, country or otherwise) or quasi-governmental unit whether now or hereafter in existence.

         "Gross Income from Operations" shall mean all income, room revenues, food and beverage revenue, telephone revenue, computed in accordance with GAAP derived from the ownership and operation of the Property from whatever source, including, but not limited to, the Rents, utility charges, service fees or charges, license fees, parking fees, rent concessions or credits, and other required pass-throughs, but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower or Operating Lessee to any Governmental Authority, interest on the Reserve Funds, interest on credit accounts, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, Insurance Proceeds (other than business interruption or other loss of income insurance), Awards, unforfeited security deposits, utility and other similar deposits, escalations, forfeited security deposits and any disbursements to Borrower from the Reserve Funds. Gross income shall not be diminished as a result of the Security Instrument or the creation of any intervening estate or interest in a Property or any part thereof.

         "Guarantor" shall mean FelCor Lodging Limited Partnership and any other entity guaranteeing any payment or performance obligation of Borrower.

         "Guaranty" shall mean that certain Guaranty of Recourse Obligations of Borrower, dated as of the date hereof, from Guarantor to Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Hazardous Materials" shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; toxic mold; any substance the presence of which on the Property is prohibited by any federal, State or local authority; any substance that requires special handling and/or disposal; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," "pollutant" or other words of similar import within the meaning of any Environmental Law.

         "Hilton" shall mean Hilton Hotels Corporation or any Affiliate thereof.

         "Improvements" shall have the meaning set forth in Article 1 of the Security Instrument.

         "Indebtedness" of a Person, at a particular date, means the sum (without duplication) at such date of (a) all indebtedness or liability of such Person (including, without limitation, amounts for borrowed money); (b) obligations evidenced by bonds, debentures, notes, or other similar instruments;
(c) obligations for the deferred purchase price of property or services (including trade obligations); (d) obligations under letters of credit; (e) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds, to invest in any Person or entity, or otherwise to assure a creditor against loss; and (f) obligations secured by any Liens, whether or not the obligations have been assumed.

         "Indemnified Liabilities" shall have the meaning set forth in Section 10.13(b) hereof.

         "Indemnified Parties" shall mean Lender, any Affiliate of Lender who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan, any Person in whose name the encumbrance created by the Security Instrument is or will have been recorded, Persons who may hold or acquire or will have held a full or partial interest in the Loan, the holders of any Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, Affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

         "Indemnitor" shall mean FelCor Lodging Limited Partnership.

         "Independent Director" shall have the meaning set forth in Section 4.1.35(aa) hereof.

         "Initial Replacement Reserve Monthly Deposit" shall mean $30,204.64.

         "Initial Tier" shall have the meaning set forth in Section 6.1(b) hereof.

         "Initial Tier Insurer" shall have the meaning set forth in Section 6.1(b) hereof.

         "Insolvency Opinion" shall mean, that certain bankruptcy non-consolidation opinion letter delivered by counsel for Borrower in connection with the Loan and approved by Lender or the Rating Agencies, as the case may be.

         "Insurance Premium Account" shall have the meaning set forth in Section 3.1(b)(ii) hereof.

         "Insurance Premiums" shall have the meaning set forth in Section 6.1(b) hereof.

         "Insurance Proceeds" shall have the meaning set forth in Section 6.4(b) hereof.

         "Investment Grade" shall mean a rating of BBB- or its equivalent (or higher) by the Rating Agencies.

         "Investor" shall have the meaning set forth in Section 5.1.10(g) hereof.

         "JPMorgan Chase" shall have the meaning set forth in Section 9.2(b) hereof.

         "JPMorgan Chase Group" shall have the meaning set forth in Section 9.2(b) hereof.

         "Leases" shall have the meaning set forth in Article 1 of the Security Instrument, including, without limitation, the Operating Lease.

         "Legal Requirements" shall mean all federal, State, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting Borrower, the Property or any part thereof, or the zoning, construction, use, alteration, occupancy or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all material permits, licenses and authorizations and regulations relating thereto, and all material covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting the Property or any part thereof, including, without limitation, any which may (a) require repairs, modifications or alterations in or to the Property or any part thereof, or (b) in any way limit the use and enjoyment thereof.

         "Lender" shall have the meaning set forth in the introductory paragraph hereto, together with its successors and assigns.

         "Liabilities" shall have the meaning set forth in Section 9.2(b) hereof.

         "Licenses" shall have the meaning set forth in Section 4.1.21 hereof.

         "Lien" shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting Borrower, Operating Lessee, the Property, any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

         "LLC Agreement" shall have the meaning set forth in Section 4.1.35(cc) hereof.

         "Loan" shall mean the loan made by Lender to Borrower pursuant to this Agreement and the other Loan Documents.

         "Loan Documents" shall mean, collectively, this Agreement, the Note, the Security Instrument, the Assignment of Leases, the Environmental Indemnity, the Assignment of Management Agreement, the Guaranty, the Operating Lease Subordination Agreement and all other documents executed and/or delivered in connection with the Loan.

         "Lockbox Account" shall have the meaning set forth in Section 3.1(b) hereof.

         "Lockbox Bank" shall mean any Eligible Institution selected by Lender.

         "Lockout Period" shall have the meaning set forth in Section 2.3.1 hereof.

         "Losses" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense).

         "Major Lease" shall mean (i) the Operating Lease, (ii) any Lease for sit-down restaurant facilities at the Property, (iii) any Lease which together with all other Leases to the same tenant and to all Affiliates of such tenant, (A) provides for ten percent (10%) or more of the total gross income for the Property, (B) covers five percent (5%) or more of the total space at the Property, in the aggregate, (C) provides for a lease term of more than ten (10) years including options to renew or (D) is with an Affiliate of Borrower and (iv) any instrument guaranteeing or providing credit support for any Major Lease.

         "Management Agreement" shall mean the management agreement entered into by and between Borrower or Operating Lessee and Manager, pursuant to which the Manager is to provide management and other services with respect to the Property, or, if the context requires, the Replacement Management Agreement executed in accordance with the terms and provisions of this Agreement.

         "Manager" shall mean ______________., a ______________, or, if the context requires, a Qualified Manager who is managing the Property in accordance with the terms and provisions of this Agreement.

         "Manager Account" shall mean such account as Manager may from time to time designate by written notice to Lender.

         "Maturity Date" shall mean June 1, 2014, or such other date on which the final payment of the principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

         "Maximum Legal Rate" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or in the other Loan Documents, under the laws of such State or States whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

         "Member" shall have the meaning set forth in Section 4.1.35(cc) hereof.

         "Monthly Debt Service Payment Amount" shall mean a constant monthly payment of principal and interest equal to $147,539.54.

         "Monthly Insurance Premium Deposit" shall have the meaning set forth in
Section 7.2 hereof.

         "Monthly Operating Expense Amount" shall mean an amount equal to the Operating Expenses (less Taxes and incentive management fees) actually incurred during the then current calendar month by Manager on behalf of Borrower and which such amount does not materially deviate from the corresponding monthly amount for Operating Expenses (less Taxes and incentive management fees) set forth in the Approved Annual Budget (i.e., to the extent by more than fifteen (15%) percent of the quarterly amount for Operating Expenses (less Taxes and incentive management fees) set forth in the Approved Annual Budget for the calendar quarter in which such calendar month occurs).

         "Monthly Tax Deposit" shall have the meaning set forth in Section 7.2 hereof.

         "Moody's" shall mean Moody's Investors Service, Inc.

         "Net Cash Flow" for any period shall mean the amount obtained by subtracting Operating Expenses and Capital Expenditures for such period from Gross Income from Operations for such period.

         "Net Operating Income" means the amount obtained by subtracting Operating Expenses from Gross Income from Operations.

         "Net Proceeds" shall have the meaning set forth in Section 6.4(b) hereof.

         "Net Proceeds Deficiency" shall have the meaning set forth in Section 6.4(b)(vi) hereof.

         "Note" shall mean that certain promissory note of even date herewith in the original principal amount of TWENTY-ONE MILLION THREE HUNDRED SIXTY-EIGHT THOUSAND AND 00/100 DOLLARS ($21,368,000.00), made by Borrower in favor of Lender, as the same may be amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time.

         "Obligations" shall mean Borrower's obligation to pay the Debt and perform its obligations under the Note, this Agreement and the other Loan Documents.

         "Officer's Certificate" shall mean a certificate delivered to Lender by Borrower which is signed by a Responsible Officer of Borrower.

         "Operating Expenses" shall mean the total of all expenditures, computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Property that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance premiums, license fees, property taxes and assessments, advertising expenses, management fees, franchise fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lender, and other similar costs, but excluding depreciation, Debt Service, Capital Expenditures and contributions to the Reserve Funds.

         "Operating Lease" shall mean that certain Operating Lease described on
Schedule 1.1(III) attached hereto.

         "Operating Lease Subordination Agreement" shall mean that certain Operating Lease Subordination Agreement with respect to the Property.

         "Operating Lessee" shall mean ____________________, a Delaware _____.

         "Operating Lessee Principal" shall have the meaning set forth in the Operating Lease Subordination Agreement.

         "Operating Lessee SPE Entities" shall mean individually and collectively, Operating Lessee and Operating Lessee Principal.

         "Operating Lessee Documents" shall mean the Security Instrument, the Assignment of Leases, the Environmental Indemnity, the Assignment of Management Agreement, the Operating Lease Subordination Agreement and all other documents executed and/or delivered by Operating Lessee in connection with the Loan.

         "Other Charges" shall mean all personal property taxes, maintenance charges, impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof.

         "Payment Date" shall mean the first (1st) day of each month, or if such day is not a Business Day, the immediately succeeding Business Day. Notwithstanding the foregoing, Lender shall have the one (1) time right to change the Payment Date by giving at least thirty (30) days prior written notice of such change to Borrower.

         "Permitted Defeasance Date" shall mean the date that is the earlier of
(a) three (3) years from the Closing Date or (b) two (2) years from the "startup day" within the meaning of Section 860G(a)(9) of the Code of the REMIC Trust.

         "Permitted Encumbrances" shall mean (a) the Liens and security interests created by the Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policy relating to the Property or any part thereof, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet delinquent, (d) Liens securing Permitted FF&E Financing. and (e) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's sole discretion.

         "Permitted FF&E Financing" shall have the meaning set forth in Section
5.2.10 hereof.

         "Permitted Investments" shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by Servicer, the trustee under any Securitization or any of their respective Affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the date it is anticipated such funds will be needed to meet Borrower's obligations hereunder and meeting one of the appropriate standards set forth below:

                  (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (ii) Federal Housing Administration debentures;

                  (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances with maturities of not more than 365 days and issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (vi) debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (viii) units of taxable money market funds, with maturities of not more than 365 days and which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have the highest rating available from each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) for money market funds; and

                  (ix) any other security, obligation or investment which has been approved as a Permitted Investment in writing by (a) Lender and
         (b) each Rating Agency, as evidenced by a written confirmation that the designation of such security, obligation or investment as a Permitted Investment will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities by such Rating Agency;

provided, however, that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

         "Person" shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, State, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

         "Personal Property" shall have the meaning set forth in Article 1 of the Security Instrument.

         "Physical Conditions Report" shall mean a structural engineering report prepared by a company satisfactory to Lender regarding the physical condition of the Property, satisfactory in form and substance to Lender in its sole discretion, which report shall, among other things, (a) confirm that the Property and its use complies, in all material respects, with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws) and (b) include a copy of a final certificate of occupancy with respect to all Improvements on the Property.

         "Plan" shall mean an employee benefit plan (as defined in section 3(3) of ERISA) whether or not subject to ERISA or a plan or other arrangement within the meaning of section 4975 of the Code.

         "Plan Assets" shall mean assets of a Plan within the meaning of section 29 C.F.R. section 2510.3-101 or similar law.

         "Policies" shall have the meaning set forth in Section 6.1(b) hereof.

         "Principal" shall have the meaning set forth in Section 4.1.35 hereof, together with its successors and assigns.

         "Prohibited Person" shall mean any Person:

                  (a) listed in the Annex to, or otherwise subject to the provisions of, the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the "Executive Order");

                  (b) that is owned or controlled by, or acting for or on behalf of, any person or entity that is listed to the Annex to, or is otherwise subject to the provisions of, the Executive Order;

                  (c) with whom Lender is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering law, including the Executive Order;

                  (d) who commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order;

                  (e) that is named as a "specially designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov.ofac/t11sdn.pdf or at any replacement website or other replacement official publication of such list; or

                  (f) who is an Affiliate of or affiliated with a Person listed above.

         "Property" shall mean each parcel of real property, the Improvements thereon and all Personal Property owned by Borrower, Operating Lessee and encumbered by the Security Instrument, together with all rights pertaining to the Property and Improvements, as more particularly described in Article 1 of the Security Instrument and referred to therein as the "Property".

         "Property Account" shall have the meaning set forth in Section 3.1(a) hereof.

         "Property Account Agreement" shall have the meaning set forth in
Section 3.1(a) hereof.

         "Property Account Bank" shall mean Wells Fargo Bank, N.A. and First Tennessee Bank National Association, provided that each such bank remains an Eligible Institution, and any successor Eligible Institution or other Eligible Institution selected by Borrower, subject to Lender's approval.

         "Provided Information" shall have the meaning set forth in Section 9.1(a) hereof.

         "Qualified Insurer" shall have the meaning set forth in Section 6.1(b) hereof.

         "Qualified Manager" shall mean a reputable and experienced professional management organization (a) which manages, together with its Affiliates, one hundred fifty (150) properties of a type, quality and size similar to the Property, totaling in the aggregate no less than 30,000 guest rooms and (b) prior to whose employment as manager of the Property (i) prior to the occurrence of a Securitization, such employment shall have been approved by Lender, which approval shall not be unreasonably withheld or delayed and (ii) after the occurrence of a Securitization, Lender shall have received written confirmation from the Rating Agencies that the employment of such manager will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current ratings of the Securities.

         "Qualified Transferee" shall mean either:

         (A) (i) a pension fund, pension trust or pension account that (a) has total real estate assets of at least $1 Billion and (b) is managed by a Person who controls at least $1 Billion of real estate equity assets; or

         (ii) a pension fund advisor who (a) immediately prior to such transfer, controls at least $1 Billion of real estate equity assets and (b) is acting on behalf of one or more pension funds that, in the aggregate, satisfy the requirements of clause (i) of this definition; or

         (iii) an insurance company which is subject to supervision by the insurance commissioner, or a similar official or agency, of a state or territory of the United States (including the District of Columbia) (a) with a net worth, as of a date no more than six (6) months prior to the date of the transfer, of at least $500 Million and (b) who, immediately prior to such transfer, controls real estate equity assets of at least $1 Billion; or

         (iv) a corporation organized under the banking laws of the United States or any state or territory of the United States (including the District of Columbia) (a) with a combined capital and surplus of at least $500 Million and
(b) who, immediately prior to such transfer, controls real estate equity assets of at least $1 Billion; or

         (v) any Person (a) with a long-term unsecured debt rating from the Rating Agencies of at least Investment Grade or (b) who (i) is, or, simultaneously with the applicable transfer enters into a Management Agreement with, a Qualified Manager, (ii) has a net worth, as of a date no more than six
(6) months prior to the date of such transfer, of at least $500 Million and
(iii) immediately prior to such transfer, controls real estate equity assets of at least $1 Billion.

         or

         (B) any other Person (a) approved by Lender or, (b) if a Securitization shall have occurred, regarding which Lender shall have received written confirmation by the Rating Agencies that the transfer to such Person will not, in and of itself, cause a downgrade, withdrawal or qualification of the ratings then assigned to the Securities.

         "Quality Assurance Reports" shall mean any quality assurance reports of inspection or compliance from a Franchisor under the Franchise Agreement.

         "Rating Agencies" shall mean each of S&P, Moody's, and Fitch, and any other nationally-recognized statistical rating agency which has been approved by Lender, to the extent that such rating agency has rated the Securities.

         "Release" of any Hazardous Materials shall mean any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

         "REMIC Trust" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code that holds the Note.

         "Renewal Lease" shall have the meaning set forth in Section 5.1.17(a) hereof.

         "Rents" shall have the meaning set forth in Article 1 of the Security Instrument.

         "Replacement Franchise Agreement" shall mean, collectively, (a) either
(i) a franchise agreement with Franchisor substantially in the same form and substance as the Franchise Agreement, or (ii) a franchise agreement with Franchisor, which franchise agreement shall be acceptable to Lender in form and substance, provided, with respect to this subclause (ii), Lender, at its option, may require that Borrower obtain confirmation from the applicable Rating Agencies that such franchise agreement will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current rating of the Securities or any class thereof; and (b) a franchisor estoppel and recognition agreement or other "comfort letter" substantially in the form delivered to Lender on the date hereof (or such other form acceptable to Lender), executed and delivered to Lender by Operating Lessee and Franchisor at Borrower's expense, provided, with respect to this clause (b), if such franchisor estoppel and recognition agreement is in a form that substantially differs from the form delivered to Lender on the date hereof, Lender, at its option, may require that Borrower obtain confirmation from the applicable Rating Agencies that such franchisor estoppel and recognition agreement will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current rating of the Securities or any class thereof; provided, however, with respect to any expiring Franchise Agreement, Borrower shall not be required to obtain Lender's consent or a confirmation from the Rating Agencies in the event that the Franchise Agreement in effect on the date hereof is extended on the same or more favorable terms to Borrower and/or Operating Lessee, as applicable, prior to the expiration thereof.

         "Replacement Management Agreement" shall mean, collectively, (a) either
(i) a management agreement with a Qualified Manager substantially in the same form and substance as the Management Agreement, or (ii) a management agreement with a Qualified Manager, which management agreement shall be acceptable to Lender in form and substance, provided, with respect to this subclause (ii), Lender, at its option, may require that Borrower obtain confirmation from the applicable Rating Agencies that such management agreement will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current rating of the Securities or any class thereof; and (b) a conditional assignment of management agreement substantially in the form of the Assignment of Management Agreement (or such other form acceptable to Lender), executed and delivered to Lender by Operating Lessee and such Qualified Manager at Borrower's expense, provided, with respect to this clause (b), if such conditional assignment of management agreement is in a form that substantially differs from the form delivered to Lender on the date hereof, Lender, at its option, may require that Borrower obtain confirmation from the applicable Rating Agencies that such conditional assignment of management agreement will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current rating of the Securities or any class thereof; provided, however, with respect to any expiring Management Agreement, Borrower shall not be required to obtain Lender's consent or a confirmation from the Rating Agencies in the event that the Management Agreement in effect on the date hereof is extended on the same or more favorable terms to Borrower and/or Operating Lessee, as applicable, prior to the expiration thereof.

         "Replacement Reserve Account" shall have the meaning set forth in
Section 3.1(b)(iv) hereof.

         "Replacement Reserve Fund" shall have the meaning set forth in Section
7.3.1 hereof.

         "Replacement Reserve Monthly Deposit" shall mean the greater of (i) such amounts as are required under the Franchise Agreement to be reserved for furniture, fixtures and equipment, (ii) such amounts as are required under the Management Agreement to be reserved for furniture, fixtures and equipment and
(iii)(1) until the end of the calendar year in which the Closing Date occurs, the amount of the Initial Replacement Reserve Monthly Deposit, and (2) thereafter, the quotient obtained by dividing (A) the aggregate Gross Income from Operations for the Property for the preceding calendar year (as reflected in Borrower's annual operating statements as approved and accepted by Lender) multiplied by four percent (4%) by (B) twelve
(12). The Replacement Reserve Monthly Deposit shall be adjusted annually and shall be effective for the Replacement Reserve Monthly Deposit due on the Payment Date first occurring after the appropriate financial statements have been delivered to Lender as required herein.

         "Replacements" shall have the meaning set forth in Section 7.3.1 hereof.

         "Required Repair Account" shall have the meaning set forth in Section
7.1.1 hereof.

         "Required Repair Fund" shall have the meaning set forth in Section
7.1.1 hereof.

         "Required Repairs" shall have the meaning set forth in Section 7.1.1 hereof.

         "Reserve Fund Deposits" shall mean the amounts to be deposited into the Reserve Funds for any given month or at any other time as provided in this Agreement or in the other Loan Documents.

         "Reserve Funds" shall mean the Tax and Insurance Escrow Fund, the Replacement Reserve Fund, the Required Repair Fund or any other escrow or reserve fund established by the Loan Documents.

         "Responsible Officer" means with respect to a Person, the president, chief financial officer or treasurer of such Person.

         "Restoration" shall mean the repair and restoration of the Property after a Casualty or Condemnation as nearly as possible to the condition the Property was in immediately prior to such Casualty or Condemnation, with such alterations as may be approved by Lender.

         "Restricted Party" shall mean Borrower, Principal, the Operating Lessee SPE Entities, or any Affiliated Manager or any shareholder, partner or member or any direct or indirect legal or beneficial owner of, Borrower, Principal, the Operating Lessee SPE Entities or any Affiliated Manager; provided, however, that in no event shall FelCor Lodging Limited Partnership, FelCor Lodging Trust Incorporated or ______ be deemed a Restricted Party.

         "S&P" shall mean Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc.

         "Sale or Pledge" shall mean a voluntary or involuntary sale, conveyance, transfer or pledge of a direct or indirect legal or beneficial interest.

         "Scheduled Defeasance Payments" shall have the meaning set forth in
Section 2.4.1(b) hereof.

         "Second Tier" shall have the meaning set forth in Section 6.1(b) hereof.

         "Second Tier Insurer" shall have the meaning set forth in Section 6.1(b) hereof.

         "Securities" shall have the meaning set forth in Section 9.1 hereof.

         "Securitization" shall have the meaning set forth in Section 9.1 hereof.

         "Securitization Closing Date" shall mean the date upon which a Securitization closes.

         "Securities Act" shall have the meaning set forth in Section 9.2(a) hereof.

         "Security Deposits" shall have the meaning set forth in Section 5.1.17(e) hereof.

         "Security Instrument" shall mean that certain first priority Mortgage (or Deed of Trust or Deed to Secure Debt, as applicable) and Security Agreement, executed and delivered by Borrower and Operating Lessee as security for the Loan and encumbering the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Servicer" shall have the meaning set forth in Section 9.3 hereof.

         "Servicing Agreement" shall have the meaning set forth in Section 9.3 hereof.

         "Severed Loan Documents" shall have the meaning set forth in Section 8.2(c) hereof.

         "Special Member" shall have the meaning set forth in Section 4.1.35(cc) hereof.

         "State" shall mean the State or Commonwealth in which the Property or any part thereof is located.

         "Survey" shall mean a survey prepared by a surveyor licensed in the State where the Property is located and satisfactory to Lender and the company or companies issuing the Title Insurance Policy, and containing a certification of such surveyor satisfactory to Lender.

         "Tax Account" shall have the meaning set forth in Section 3.1(b)(i) hereof.

         "Tax and Insurance Escrow Fund" shall have the meaning set forth in
Section 7.2 hereof.

         "Taxes" shall mean all real estate taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against the Property or part thereof.

         "Terrorism Exclusion" shall have the meaning set forth in Section 6.1(a)(x) hereof.

         "Terrorism Insurance" shall have the meaning set forth in Section 6.1(a)(x) hereof.

         "Terrorism Insurance Cap" shall have the meaning set forth in Section 6.1(a)(x) hereof.

         "Terrorism Insurance Required Amount" shall have the meaning set forth in Section 6.1(a)(x) hereof.

         "Title Insurance Policy" shall mean an ALTA mortgagee title insurance policy in a form acceptable to Lender (or, if the Property is located in a State which does not permit the issuance of such ALTA policy, such form as shall be permitted in such State and acceptable to Lender) issued with respect to the Property and insuring the lien of the Security Instrument encumbering the Property.

         "Transfer" shall have the meaning set forth in Section 5.2.10(a) hereof.

         "Treasury Rate" shall mean the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading "U.S. Government Securities/Treasury Constant Maturities" for the week ending prior to the date the payment or such proceeds are received, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate).

         "Triggering Event" shall mean the earlier to occur of: (i) an Event of Default (a "Default Trigger") or (ii) the date the Debt Service Coverage Ratio for the twelve (12) full calendar months immediately preceding the date of such calculation is not in excess of 1.10 to 1.00 (a "DSCR Trigger").

         "Triggering Event Termination" shall mean the earlier to occur of (i) if the most recent Triggering Event was a Default Trigger (and provided that no other Triggering Event has occurred), Borrower's cure of such Event of Default and Lender's acceptance of such cure, within Lender's sole discretion, prior to Lender accelerating the Debt and exercising its remedies under the Loan Documents and (ii) if the most recent Triggering Event was a DSCR Trigger (and provided that no other Triggering Event has occurred), the Debt Service Coverage Ratio for the Property, as calculated by Lender in its reasonable discretion, for the two (2) consecutive calendar quarters immediately preceding such calculation equals or exceeds 1.10:1.00.

         "UCC" or "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the jurisdiction in which the Property is located or under the laws of which Borrower was organized, as the context may require.

         "Underwriter Group" shall have the meaning set forth in Section 9.2(b) hereof.

         "U.S. Obligations" shall mean direct non-callable obligations of the United States of America.

         "Yield Maintenance Premium" shall mean the amount (if any) which, when added to the remaining principal amount of the Note, will be sufficient to purchase U.S. Obligations providing the required Scheduled Defeasance Payments.

         Section 1.2 Principles of Construction.

         All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word "including" shall mean "including, without limitation" unless the context shall indicate otherwise. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

         II. GENERAL TERMS

         Section 2.1 Loan Commitment; Disbursement to Borrower.

         2.1.1 Agreement to Lend and Borrow.

         Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make and Borrower hereby agrees to accept the Loan on the Closing Date.

         2.1.2 Single Disbursement to Borrower.

         Borrower may request and receive only one borrowing hereunder in respect of the Loan and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed.

         2.1.3 The Note, Security Instrument and Loan Documents.

         The Loan shall be evidenced by the Note and secured by the Security Instrument, the Assignment of Leases and the other Loan Documents. Borrower and Operating Lessee hereby authorize Lender to file a financing statement or statements under the UCC in connection with the Property in the form required to properly perfect Lender's security interest therein.

         2.1.4 Intentionally Deleted.

         Section 2.2 Interest; Loan Payments; Late Payment Charge.

         2.2.1 Payments.

         (a) Interest on the outstanding principal balance of the Loan shall accrue from the Closing Date to but excluding the Maturity Date at the Applicable Interest Rate. The Monthly Debt Service Payment Amount shall be paid on each Payment Date commencing on July 1, 2004 and on each subsequent Payment Date thereafter up to and including the Maturity Date. Interest on the outstanding principal amount of the Loan for the period through and including June 1, 2004 shall be paid by Borrower on the Closing Date.

         (b) All payments and other amounts due under the Note, this Agreement and the other Loan Documents shall be made without any setoff, defense or irrespective of, and without deduction for, counterclaims.

         2.2.2 Interest Calculation.

         Interest on the outstanding principal balance of the Loan shall be calculated by multiplying (a) the actual number of days elapsed in the period for which the calculation is being made by (b) a daily rate equal to the Applicable Interest Rate divided by three hundred sixty (360) by (c) the outstanding principal balance.

         2.2.3 Payment on Maturity Date.

         Borrower shall pay to Lender on (or, to the extent permitted herein before) the Maturity Date the outstanding principal balance, all accrued and unpaid interest thereon, and all other amounts due hereunder and under the Note, the Security Instrument and the other Loan Documents.

         2.2.4 Payments after Default.

         Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of the Loan and, to the extent permitted by Applicable Law, overdue interest and other amounts due in respect of the Loan, shall accrue at the Default Rate, calculated from the date such payment was due without regard to any grace or cure periods contained herein Interest at the Default Rate shall be computed from the occurrence of the default until the actual receipt and collection of the Debt (or that portion thereof that is then due). To the extent permitted by Applicable Law, interest at the Default Rate shall be added to the Debt, shall itself accrue interest at the same rate as the Loan and shall be secured by the Security Instrument. This paragraph shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

         2.2.5 Late Payment Charge.

         If any principal, interest or any other sums due under the Loan Documents (including the sums due on the Maturity Date) is not received by Lender prior to the seventh (7th) calendar day after the same is due (without regard to any applicable cure and/or notice period), Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by Applicable Law in order to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Security Instrument and the other Loan Documents to the extent permitted by Applicable Law; provided, however, Borrower shall have the option, not to be exercised more than three (3) times during the term of the Loan, to not pay the late payment charge contemplated by this Section 2.2.5 in the event any Monthly Debt Service Payment Amount is paid within one (1) Business Day after the date the same was due.

         2.2.6 Usury Savings.

         This Agreement and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate in excess of the Maximum Legal Rate. If, by the terms of this Agreement or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

         Section 2.3 Prepayments.

         2.3.1 Voluntary Prepayments.

         Except as otherwise provided herein, Borrower shall not have the right to prepay the Loan in whole or in part prior to the Payment Date occurring on March 1, 2014 (the "Lockout Period"). On any Payment Date thereafter, Borrower may, at its option and upon thirty (30) days prior written notice to Lender, prepay the Debt in whole but not in part without payment of the Yield Maintenance Premium or any other prepayment consideration provided, Borrower pays to Lender, all accrued and unpaid interest on the amount of principal being prepaid through and including the date of prepayment.

         2.3.2 Mandatory Prepayments.

         On the next occurring Payment Date following the date on which Borrower actually receives any Net Proceeds, if and to the extent Lender is not obligated to make such Net Proceeds available to Borrower for the Restoration of the Property, Borrower shall prepay the outstanding principal balance of the Note in an amount equal to one hundred percent (100%) of such Net Proceeds. No Yield Maintenance Premium or any other prepayment consideration shall be due in connection with any prepayment made pursuant to this Section 2.3.2.

         2.3.3 Prepayments After Default.

         If, following an uncured Event of Default, Borrower tenders payment of all or any part of the Debt, or if all or any portion of the Debt is recovered by Lender after such Event of Default such tender or recovery shall be deemed a voluntary prepayment by Borrower in violation of the prohibition against prepayment of the Loan prior to the expiration of the Lockout Period and Borrower shall pay, in addition to the Debt, (i) an amount equal to the greater of (a) one percent (1%) of the outstanding principal amount of the Loan to be prepaid or satisfied, or (b) (x) the present value as of the date such payment or proceeds are received of the remaining scheduled payments of principal and interest from the date such payment or proceeds are received through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate, less (y) the amount of the payment or proceeds received, and (ii) all accrued and unpaid interest calculated at the Applicable Interest Rate on the amount of principal being prepaid through and including the date of prepayment. Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration, which shall be conclusive except in the case of manifest error.

         2.3.4 Making of Payments.

         Each payment by Borrower hereunder or under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 12:00 p.m., New York City time, on or prior to the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower. Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day succeeding such scheduled due date.

         2.3.5 Application of Principal Prepayments.

         All prepayments received pursuant to this Section 2.3 shall be applied to the payments of principal due under the Loan in the inverse order of maturity.

         Section 2.4 Defeasance.

         2.4.1 Voluntary Defeasance.

         (a) Provided no Event of Default shall then exist, Borrower shall have the right at any time after the Permitted Defeasance Date to voluntarily defease the entire Loan by and upon satisfaction of the following conditions (such event being a "Defeasance Event"):

                  (i) Borrower shall provide not less than thirty (30) days prior written notice to Lender specifying the Payment Date (the "Defeasance Date") on which the Defeasance Event will occur and the principal amount of the Loan to be defeased;

                  (ii) Borrower shall pay to Lender all accrued and unpaid interest on the principal balance of the Note to and including the Defeasance Date;

                  (iii) Borrower shall pay to Lender all other sums, not including scheduled interest or principal payments, then due under the Note, this Agreement, the Security Instrument, and the other Loan Documents;

                  (iv) Borrower shall deliver to Lender the Defeasance Deposit applicable to the Defeasance Event;

                  (v) Borrower shall execute and deliver a security agreement, in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit in accordance with the provisions of this
         Section 2.4 (the "Security Agreement");

                  (vi) Borrower shall deliver an opinion of counsel for Borrower in form and substance satisfactory to Lender stating, among other things, that Borrower has legally and validly transferred and assigned the U.S. Obligations and all obligations, rights and duties under and to the Note to the Successor Borrower, that Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations delivered by Borrower and that any REMIC Trust formed pursuant to a Securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of such Defeasance Event;

                  (vii) Borrower shall deliver confirmation in writing from the applicable Rating Agencies to the effect that such release will not result in a downgrading, withdrawal or qualification of the respective ratings in effect immediately prior to such Defeasance Event for the Securities issued in connection with the Securitization which are then outstanding. If required by the applicable Rating Agencies, Borrower shall also deliver or cause to be delivered a non-consolidation opinion with respect to the Successor Borrower in form and substance satisfactory to Lender and the applicable Rating Agencies;

                  (viii) Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 2.4.1(a) have been satisfied;

                  (ix) Borrower shall deliver a certificate of Borrower's independent certified public accountant certifying that the U.S. Obligations purchased with the Defeasance Deposit generate monthly amounts equal to or greater than the Scheduled Defeasance Payments;

                  (x) Borrower shall deliver such other certificates, documents or instruments as Lender may reasonably request; and

                  (xi) Borrower shall pay all costs and expenses of Lender incurred in connection with the Defeasance Event, including any costs and expenses associated with a release of the Lien of the Security Instrument as provided in Section 2.4.3 hereof as well as reasonable attorneys' fees and expenses.

         (b) In connection with a Defeasance Event, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations (the "Defeasance Collateral") which provide payments on or prior to, but as close as possible to, all successive scheduled payment dates after the Defeasance Date upon which interest and principal payments are required under the Note and in amounts equal to the scheduled payments due on such dates under this Agreement and the Note (including without limitation scheduled payments of principal, interest, servicing fees (if any) and any other amounts due under the Loan Documents on such dates) and assuming such Note is prepaid in full on the Maturity Date (the "Scheduled Defeasance Payments"). Each of the U.S. Obligations that are part of the Defeasance Collateral shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance that would be satisfactory to a prudent institutional lender (including, without limitation, such instruments as may be required by the depository institution holding such securities or by the issuer thereof, as the case may be, to effectuate book entry transfers and pledges through the book entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Collateral a first priority security interest therein in favor of Lender in conformity with all applicable state and federal laws governing the granting of such security interests. Borrower, pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the U.S. Obligations may be made directly to the Lockbox Account (unless otherwise directed by Lender) and applied to satisfy the obligations of Borrower under the Note. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by this Section 2.4 and satisfy Borrower's other obligations under this Section 2.4 and Section 2.5 shall be remitted to Borrower.

         2.4.2 Successor Borrower.

         In connection with any Defeasance Event, Borrower shall establish or designate a successor entity (the "Successor Borrower") which shall be a single purpose bankruptcy remote entity with an Independent Director approved by Lender, and Borrower shall transfer and assign all obligations, rights and duties under and to the Note together with the pledged U.S. Obligations to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Note and the Security Agreement and Borrower shall be relieved of its obligations under such documents. Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note and the Security Agreement. Notwithstanding anything in this Agreement to the contrary, no other assumption fee shall be payable upon a transfer of the Note in accordance with this Section 2.4.2, but Borrower shall pay all costs and expenses incurred by Lender, including Lender's attorneys' fees and expenses, incurred in connection therewith.

         2.4.3 Release of Property.

         Except as set forth in this Section 2.4 or Section 2.5 hereof, no repayment, prepayment or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of any Lien of the Security Instrument on the Property. If Borrower has elected to defease the entire Loan and the requirements of this Section 2.4 have been satisfied, the Property shall be released from the Lien of the Security Instrument and the U.S. Obligations, pledged pursuant to the Security Agreement, shall be the sole source of collateral securing the Note. In connection with the release of the Security Instrument, Borrower shall submit to Lender, not less than ten (10) days prior to the Defeasance Date, a release of Lien (and related Loan Documents) for the Property for execution by Lender. Such release shall be in a form appropriate in the jurisdiction in which the Property is located and that would be satisfactory to a prudent lender. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all applicable Legal Requirements, and (ii) will effect such releases in accordance with the terms of this Agreement.

         Section 2.5 Release on Payment in Full.

         Lender shall, upon the written request and at the expense of Borrower, upon payment in full of all principal and interest due on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms and provisions of the Note and this Agreement, release the Lien of the Security Instrument.

         III. CASH MANAGEMENT

         Section 3.1 Establishment of Accounts.

         (a) Borrower and Operating Lessee shall, simultaneously herewith, (i) establish one or more accounts (individually and collectively, as the context may require, the "Property Account") with one or more Property Account Banks into which Borrower and/or Operating Lessee shall deposit, or cause to be deposited, all Gross Income from Operations and (ii) execute an agreement with Lender and each Property Account Bank providing for the control of each

Property Account substantially in the form of Exhibit A attached herewith (individually and collectively, as the context may require, the "Property Account Agreement").

         (b) Lender (or Servicer on behalf of Lender) shall, simultaneously herewith establish an account with the Lockbox Bank (the "Lockbox Account"), into which, upon the occurrence of a Triggering Event and continuing until the occurrence of a Triggering Event Termination, Borrower and Operating Lessee shall deposit or cause Manager to deposit all sums on deposit in the Property Account, in accordance with Section 3.2 and Section 3.6 hereof, establishing the following Accounts (which may be book entry sub-accounts) into which amounts in the Property Account shall be deposited or allocated:

                  (i) An account with Lockbox Bank into which Borrower shall deposit, or cause to be deposited, the Monthly Tax Deposit (the "Tax Account");

                  (ii) An account with Lockbox Bank into which Borrower shall deposit, or cause to be deposited, the Monthly Insurance Premium Deposit, if any (the "Insurance Premium Account");

                  (iii) An account with Lockbox Bank into which Borrower shall deposit, or cause to be deposited, the Monthly Debt Service Payment Amount (the "Debt Service Account"); and

                  (iv) An account with Lockbox Bank into which Borrower shall deposit, or cause to be deposited, the Replacement Reserve Monthly Deposit (the "Replacement Reserve Account").

         Section 3.2 Deposits into Lockbox Account.

         (a) Borrower represents, warrants and covenants that (i) Borrower shall, or shall cause Manager or Operating Lessee to, immediately deposit all Gross Income from Operations into the Property Account, (ii) Borrower or Operating Lessee shall send a notice, substantially in the form of Exhibit B, to all tenants now or hereafter occupying space at the Property directing them to pay all Rents and other sums due under the Lease to which they are a party into the Property Account, (iii) Borrower or Operating Lessee shall instruct Manager to deposit all Accounts Receivable for the Property and all other sums collected by Manager pursuant to the Management Agreement into the Property Account, (iv) Borrower, Operating Lessee or Manager shall deliver a notice substantially in the form of Exhibit C hereto to all credit card companies to pay all Accounts Receivable directly into the Property Account, (v) other than the Accounts, there shall be no other accounts maintained by Borrower, Operating Lessee or any other Person into which revenues from the ownership and operation of the Property are deposited, and (vi) neither Borrower nor any other Person shall open any other such account with respect to the deposit of income in connection with the Property. Until deposited into the Property Account, any Gross Income from Operations from the Property held by Borrower, Operating Lessee or Manager shall be deemed to be Collateral and shall be held in trust by it for the benefit, and as the property, of Lender and shall not be commingled with any other funds or property of Borrower, Operating Lessee or Manager.

         (b) Borrower, Operating Lessee or Lender on behalf of Borrower or Operating Lessee, shall direct the applicable Property Account Bank to (i) prior to the occurrence of a Triggering Event and after the occurrence of a Triggering Event Termination, such account as shall be specified by Borrower and Operating Lessee in writing, and (ii) following the occurrence of a Triggering Event and prior to the occurrence of a Triggering Event Termination, (1) transfer to the Manager Account, as directed by Manager, amounts necessary to pay (A) the Monthly Operating Expense Amount for the then current calendar month, plus (B) any unpaid Operating Expenses (less Taxes and incentive management fees) attributable to the then prior calendar month and (2) transfer to the Lockbox Account, on the Business Day before the last Business Day of each such current calendar month, all remaining funds on deposit in the Property Account.

         (c) Borrower and Operating Lessee warrant and covenant that they shall not rescind, withdraw or change any notices or instructions required to be sent by it pursuant to this Section 3.2 without Lender's prior written consent.

         Section 3.3 Account Name.

         (a) The Accounts (other than the Manager Account) shall each be in the name of Borrower for the benefit of Lender.

         (b) In the event Lender transfers or assigns the Loan, Borrower and Operating Lessee acknowledge that each Property Account Bank and Lockbox Bank, at Lender's request, shall change the name of each Account to the name of Borrower for the benefit of the transferee or assignee. In the event Lender retains a servicer to service the Loan, Borrower and Operating Lessee acknowledge that each Property Account Bank and Lockbox Bank, at Lender's request, shall rename each account to be in the name of Borrower for the benefit of the servicer, as agent for Lender.

         Section 3.4 Eligible Accounts.

         Borrower and Operating Lessee shall, and Borrower and Operating Lessee shall cause each Property Account Bank and Lockbox Bank to maintain each Account as an Eligible Account.

         Section 3.5 Permitted Investments.

         Sums on deposit in any Account may be invested in Permitted Investments provided (i) such investments are then regularly offered by Property Account Bank or Lockbox Bank, as applicable, for accounts of this size, category and type, (ii) such investments are permitted by Applicable Law, (iii) the maturity date of the Permitted Investment is not later than the date on which sums in the applicable Account are anticipated by Lender to be required for payment of an obligation for which such Account was created, and (iv) no Event of Default shall have occurred and be continuing. All income earned from Permitted Investments shall be the property of Borrower. Borrower and Operating Lessee hereby irrevocably authorize and direct each Property Account Bank or Lockbox Bank, as applicable, to hold any income earned from Permitted Investments as part of the Accounts. Borrower shall be responsible for payment of any federal, State or local income or other tax applicable to income earned from Permitted

Investments. No other investments of the sums on deposit in the Accounts shall be permitted except as set forth in this Section 3.5. Lender shall not be liable for any loss sustained on the investment of any funds constituting the Reserve Funds or of any funds deposited in the related Accounts. Any investment of funds in the Property Account shall only be made in Permitted Investments. Notwithstanding anything to the contrary contained herein, Borrower acknowledges that the only Permitted Investment which Lockbox Bank may offer is an interest bearing escrow account (bearing interest at a money market rate as determined by Lockbox Bank).

         Section 3.6 The Initial Deposits.

         Lender shall determine, in its reasonable discretion, the initial deposit amounts (the "Initial Deposits") required to be deposited in each of the Tax Account, the Insurance Premium Account, the Replacement Reserve Account, the Required Repair Account and Borrower shall deposit the respective Initial Deposits into each Account on the Closing Date.

         Section 3.7 Transfer To and Disbursements from the Lockbox Account.

         (a) Lockbox Bank shall withdraw all funds on deposit in the Lockbox Account on the date immediately preceding each Payment Date (and if such day is not a Business Day then the preceding day which is a Business Day).

         (b) Lockbox Bank shall disburse the funds in the Lockbox Account in the following order of priority:

                  (i) First, funds sufficient to pay the Monthly Tax Deposit shall be deposited in the Tax Account;

                  (ii) Second, funds sufficient to pay the Monthly Insurance Premium Deposit, if any, shall be deposited in the Insurance Premium Account;

                  (iii) Third, funds sufficient to pay the Monthly Debt Service Payment Amount shall be deposited into the Debt Service Account;

                  (iv) Fourth, funds sufficient to pay the Replacement Reserve Monthly Deposit shall be deposited in the Replacement Reserve Account;

                  (v) Fifth, funds sufficient to pay any interest accruing at the Default Rate, and late payment charges, if any, shall be deposited in the Debt Service Account;

                  (vi) Sixth, to the payment of Lockbox Bank for customary and reasonable fees and expenses incurred in connection with this Agreement and the accounts established hereunder; and

                  (vii) Seventh, provided no Event of Default has occurred and is continuing all amounts remaining in the Lockbox Account after deposits for items (i) through (vi) for the current month and all prior months shall be disbursed to Borrower.

         Section 3.8 Withdrawals From the Tax Account and the Insurance Premium Account.

         Lender shall have the right to withdraw funds from the Tax Account to pay Taxes on or before the date Taxes are delinquent. Lender shall have the right to withdraw funds from the Insurance Premium Account to pay Insurance Premiums on or before the date Insurance Premiums are due and payable. Lockbox Bank shall disburse funds from the Tax Account and the Insurance Premium Account in accordance with Lender's written request therefor on the Business Day following Lockbox Bank's receipt of such written request.

         Section 3.9 Withdrawals from the Replacement Reserve Account.

         Lender shall disburse funds on deposit in the Replacement Reserve Account in accordance with the provisions of Section 7.3 hereof.

         Section 3.10 Withdrawals from the Required Repair Account.

         Lender shall disburse funds on deposit in the Required Repair Account in accordance with the provisions of Section 7.1 hereof.

         Section 3.11 Withdrawals from the Debt Service Account.

         Subject to Section 3.19 hereof, Lender shall withdraw funds from the Debt Service Account to pay, on or before the date when due, the Monthly Debt Service Payment Amount and any other sums then due and payable under the Loan, including, without limitation, any late payment charges or interest accruing at the Default Rate.

         Section 3.12 Intentionally Deleted.

         Section 3.13 Intentionally Deleted.

         Section 3.14 Sole Dominion and Control.

         Borrower and Operating Lessee acknowledge and agree that the Accounts are subject to the sole dominion, control and discretion of Lender, its authorized agents or designees, including each Property Account Bank and Lockbox Bank, subject to the terms hereof; and Borrower and Operating Lessee shall have no right of withdrawal with respect to any Account except with the prior written consent of Lender or as otherwise provided herein.

         Section 3.15 Security Interest.

         Borrower and Operating Lessee hereby grant to Lender a first priority security interest in each of the Accounts and the Account Collateral as additional security for the Debt.

         Section 3.16 Rights on Default.

         Notwithstanding anything to the contrary in this Article 3, upon the occurrence of an Event of Default, Lender shall promptly notify each Property Account Bank and Lockbox Bank in writing of such Event of Default and, without notice from any Property Account Bank,

Lockbox Bank or Lender, (a) Borrower and Operating Lessee shall have no further right in respect of (including, without limitation, the right to instruct Lockbox Bank or any Property Account Bank to transfer from) the Accounts, (b) Lender may direct Lockbox Account to liquidate and transfer any amounts then invested in Permitted Investments to the Accounts or reinvest such amounts in other Permitted Investments as Lender may reasonably determine is necessary to perfect or protect any security interest granted or purported to be granted hereby or pursuant to the other Loan Documents or to enable Lockbox Bank, as agent for Lender, or Lender to exercise and enforce Lender's rights and remedies hereunder or under any other Loan Document with respect to any Account or any Account Collateral, and (c) Lender shall have all rights and remedies with respect to the Accounts and the amounts on deposit therein and the Account Collateral as described in this Agreement and in the Security Instrument, in addition to all of the rights and remedies available to a secured party under the UCC, and, notwithstanding anything to the contrary contained in this Agreement or in the Security Instrument, Lender may apply the amounts of such Accounts as Lender determines in its sole discretion including, but not limited to, payment of the Debt.

         Section 3.17 Financing Statement; Further Assurances.

         Borrower and Operating Lessee hereby authorize Lender to file, and upon Lender's request, shall execute and deliver to Lender for filing, a financing statement or statements under the UCC in connection with any of the Accounts and the Account Collateral with respect thereto in the form required to properly perfect Lender's security interest therein. Borrower and Operating Lessee agree that at any time and from time to time, at the expense of Borrower, Borrower and Operating Lessee will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Permitted Investments) or to enable Lockbox Bank or Lender to exercise and enforce its rights and remedies hereunder with respect to any Account or Account Collateral.

         Section 3.18 Borrower's Obligation Not Affected.

         The insufficiency of funds on deposit in the Accounts shall not absolve Borrower of the obligation to make any payments, as and when due pursuant to this Agreement and the other Loan Documents, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever.

         Section 3.19 Payments Received Under this Agreement.

         Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, and provided no Event of Default has occurred and is continuing, Borrower's obligations with respect to the monthly payment of Debt Service and amounts due for the Tax and Insurance Escrow Fund, Required Repair Fund, Replacement Escrow Fund, and any other payment reserves established pursuant to this Agreement or any other Loan Document shall (provided Lender is not prohibited from withdrawing or applying any funds in the Accounts by Applicable Law or otherwise) be deemed satisfied to the extent sufficient amounts are deposited in the Lockbox Account established pursuant to this Agreement to satisfy such obligations on the dates each such payment is required, regardless of whether any of such amounts are so applied by Lender.

         IV. REPRESENTATIONS AND WARRANTIES

         Section 4.1 Borrower Representations.

         Borrower represents and warrants as of the Closing Date that:

         4.1.1 Organization.

         (a) Borrower is duly organized and is validly existing and in good standing in the jurisdiction in which it is organized, with requisite power and authority to own the Property and to transact the businesses in which it is now engaged. Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with the Property, its businesses and operations. Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own the Property and to transact the businesses in which it is now engaged. Attached hereto as Schedule 4.1.1(a) is an organizational chart of Borrower.

         (b) Operating Lessee is duly organized and is validly existing and in good standing in the jurisdiction in which it is organized, with requisite power and authority to own the lessee's interest in the Operating Lease and to operate the Property and to transact the businesses in which it is now engaged. Operating Lessee is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with the Property, its businesses and operations. Operating Lessee possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to transact the businesses in which it is now engaged. Attached hereto as Schedule 4.1.1(b) is an organizational chart of Operating Lessee.

         4.1.2 Proceedings.

         (a) Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents. This Agreement and the other Loan Documents have been duly executed and delivered by or on behalf of Borrower and constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (b) Operating Lessee has taken all necessary action to authorize the execution, delivery and performance of the Operating Lessee Documents. The Operating Lessee Documents have been duly executed and delivered by or on behalf of Operating Lessee and constitutes the legal, valid and binding obligations of Operating Lessee enforceable against Operating Lessee in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         4.1.3 No Conflicts.

         (a) The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement, management agreement, franchise agreement, or other agreement or instrument to which Borrower is a party or by which any of Borrower's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or Governmental Authority having jurisdiction over Borrower or the Property or any of Borrower's other assets, or any license or other approval required to operate the Property, and any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents have been obtained and is in full force and effect.

         (b) The execution, delivery and performance of the Operating Lessee Documents by Operating Lessee will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien, charge or encumbrance (other than pursuant to such Loan Documents) upon any of the property or assets of Operating Lessee pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement, management agreement, franchise agreement, or other agreement or instrument to which Operating Lessee is a party or by which any of Operating Lessee's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or Governmental Authority having jurisdiction over Operating Lessee or the Property or any of Operating Lessee's other assets, or any license or other approval required to operate the Property, and any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Operating Lessee of the Operating Lessee Documents have been obtained and is in full force and effect.

         4.1.4 Litigation.

         There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or threatened against or affecting Borrower, Operating Lessee or the Property, which actions, suits or proceedings, if determined against Borrower, Operating Lessee or the Property, would reasonably be expected to materially adversely affect the condition (financial or otherwise) or business of Borrower, Operating Lessee or the condition or ownership of the Property.

         4.1.5 Agreements.

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

         Neither Borrower nor Operating Lessee is a party to any agreement or instrument or subject to any restriction which would reasonably be expected to materially and adversely affect Borrower, Operating Lessee or the Property, or Borrower's or Operating Lessee's business, properties or assets, operations or condition, financial or otherwise. Neither Borrower nor Operating Lessee is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower, Operating Lessee or the Property are bound. Neither Borrower nor Operating Lessee has material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Borrower or Operating Lessee is a party or by which Borrower or Operating Lessee is a party or by which Borrower, Operating Lessee or the Property is otherwise bound, other than (a) obligations incurred in the ordinary course of the operation of the Property and (b) obligations under the Loan Documents.

         4.1.6 Solvency.

         Neither Borrower nor Operating Lessee (a) has entered into the transaction or executed the Note, this Agreement or any other Loan Documents with the actual intent to hinder, delay or defraud any creditor and (b) has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loan, the fair saleable value of Borrower's and Operating Lessee's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's and Operating Lessee's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. Borrower's and Operating Lessee's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Neither Borrower nor Operating Lessee intends to incur debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debt and liabilities as they mature (taking into account the timing and amounts of cash to be received by Borrower and Operating Lessee and the amounts to be payable on or in respect of obligations of Borrower and Operating Lessee). No petition under the Bankruptcy Code or similar state bankruptcy or insolvency law has been filed against Borrower, Operating Lessee or any constituent Person in the last seven (7) years, and neither Borrower, Operating Lessee nor any constituent Person in the last seven (7) years has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors. Neither Borrower, Operating Lessee nor any of its constituent Persons are contemplating either the filing of a petition by it under the Bankruptcy Code or similar state bankruptcy or insolvency law or the liquidation of all or a major portion of Borrower's or Operating Lessee's assets or property, and neither Borrower nor Operating Lessee has any knowledge of any Person contemplating the filing of any such petition against it or such constituent Persons.

         4.1.7 Full and Accurate Disclosure.

         No statement of fact made by Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading in any material respects. No statement of fact made by Operating Lessee in the Operating Lessee Documents contain any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading in any material respect. There is no fact presently known to Borrower or Operating Lessee which has not been disclosed to Lender which materially and adversely affects, or would reasonably be expected to materially and adversely affect, the Property or the business, operations or condition (financial or otherwise) of Borrower or Operating Lessee.

         4.1.8 No Plan Assets.

         Neither Borrower nor Operating Lessee is, a Plan and none of the assets of Borrower or Operating Lessee constitute or will constitute "Plan Assets" of one or more Plans. In addition, (a) neither Borrower nor Operating Lessee is a "governmental plan" within the meaning of Section 3(32) of ERISA and (b) transactions by or with Borrower and Operating Lessee are not subject to State statutes regulating investment of, and fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Code currently in effect, which prohibit or otherwise restrict the transactions contemplated by this Agreement.

         4.1.9 Compliance.

         Borrower, Operating Lessee, and the Property and the use thereof comply in all material respects with all applicable Legal Requirements, including, without limitation, to the best of Borrower's knowledge, all Environmental Laws, building and zoning ordinances and codes. Neither Borrower nor Operating Lessee is in default or violation in any material respect of any order, writ, injunction, decree or demand of any Governmental Authority. There has not been committed by Borrower, Operating Lessee or any other Person in occupancy of or involved with the operation or use of the Property any act or omission affording the federal government or any other Governmental Authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower's or Operating Lessee's obligations under any of the Loan Documents.

         4.1.10 Financial Information.

         All financial data, including, without limitation, the statements of cash flow and income and operating expense, that have been delivered to Lender by or on behalf of Borrower, Operating Lessee and the Property (i) considered in the aggregate, are true, complete and correct in all material respects, (ii) fairly present the financial condition of Borrower, Operating Lessee and the Property, as applicable, as of the date of such reports, and (iii) have been prepared in accordance with GAAP throughout the periods covered, except as disclosed therein (but subject to normal year-end adjustments). Except for Permitted Encumbrances, neither Borrower nor Operating Lessee have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower or Operating Lessee and reasonably likely to have a materially adverse effect on the Property or the operation thereof as hotels except as referred to or reflected in said financial statements. Since the date of the most recent such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower or Operating Lessee from that set forth in said financial statements.

         4.1.11 Condemnation.

         No Condemnation or other similar proceeding has been commenced or, to the best of Borrower's and Operating Lessee's knowledge, is threatened or contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property.

         4.1.12 Federal Reserve Regulations.

         No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

         4.1.13 Utilities and Public Access.

         The Property has rights of access to public ways and is served by public water, sewer, sanitary sewer and storm drain facilities adequate to service the Property for its intended use. All public utilities necessary or convenient to the full use and enjoyment of the Property are located either in the public right-of-way abutting the Property (which are connected so as to serve the Property without passing over other property) or in recorded easements serving the Property and such easements are set forth in and insured by the Title Insurance Policy. All roads necessary for the use of the Property for its current purposes have been completed, are physically open and except as disclosed on the Survey, are dedicated to public use and have been accepted by all Governmental Authorities.

         4.1.14 Not a Foreign Person.

         Neither Borrower nor Operating Lessee is a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

         4.1.15 Separate Lots.

         The Property is comprised of one (1) or more parcels which constitute a separate tax lot or lots and does not constitute a portion of any other tax lot not a part of the Property.

         4.1.16 Assessments.

         To the best of Borrower's knowledge, there are no pending or proposed special or other assessments for public improvements or otherwise affecting the Property, nor are there any contemplated improvements to the Property that may result in such special or other assessments.

         4.1.17 Enforceability.

         The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower or Operating Lessee, including the defense of usury, and neither Borrower nor Operating Lessee has asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

         4.1.18 No Prior Assignment.

         There are no prior assignments of the Leases or any portion of the Rents due and payable or to become due and payable which are presently outstanding.

         4.1.19 Insurance.

         Borrower has obtained and has delivered to Lender certified copies of all insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. To the best of Borrower's knowledge, no Person, including Borrower and Operating Lessee, has done, by act or omission, anything which would impair the coverage of any such policy.

         4.1.20 Use of Property.

         The Property is used exclusively for hotel purposes and other appurtenant and related uses including but not limited to restaurants and lounges.

         4.1.21 Certificate of Occupancy; Licenses.

         All material certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of the Property by Borrower and Operating Lessee as a hotel (collectively, the "Licenses"), have been obtained and are in full force and effect and are not subject to revocation, suspension or forfeiture. Borrower shall keep and maintain all Licenses necessary for the operation of the Property as a hotel. The use being made of the Property is in conformity with the certificate of occupancy issued for the Property.

         4.1.22 Flood Zone.

         Except as disclosed on the Survey, none of the Improvements on the Property are located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards and, if so located, the flood insurance required pursuant to Section 6.1(a)(vii) is in full force and effect with respect to each the Property.

         4.1.23 Physical Condition.

         The Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in the Property, whether latent or otherwise, and Borrower and Operating Lessee have not received notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond. The Property is free from damage caused by fire or other casualty. All liquid and solid waste disposal, septic and sewer systems located on the Property are, in all material respects, in a good and safe condition and repair and in compliance with all Legal Requirements.

         4.1.24 Boundaries.

         Except as disclosed on the Survey, all of the Improvements which were included in determining the appraised value of the Property lie wholly within the boundaries and building restriction lines of the Property, and no improvements on adjoining properties encroach upon the Property, and no easements or other encumbrances upon the Property encroach upon any of the Improvements.

         4.1.25 Leases.

         Borrower is the owner and lessor of landlord's interest in the Operating Lease. Operating Lessee is the lessor under all other Leases. No Person (other than hotel guests) has any possessory interest in the Property or right to occupy the same except under and pursuant to the provisions of the Leases and Management Agreement. The current Leases are in full force and effect and, there are no defaults by Borrower or, to the best of Borrower's knowledge, any tenant under any Lease, and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults under any Lease. No Rent has been paid more than one (1) month in advance of its due date. There are no offsets or defenses to the payment of any portion of the Rents. All work to be performed by Borrower under each Lease has been performed as required and has been accepted by the applicable tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by Borrower to any tenant has already been received by such tenant. There has been no prior sale, transfer or assignment, hypothecation or pledge of any Lease or of the Rents received therein which is still in effect. No tenant under any Lease has sublet all or any portion of the premises demised thereby, nor does anyone except such tenant and its employees occupy such leased premises. No tenant under any Lease has a right or option pursuant to such Lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part. Except as set forth in the Leases, no tenant under any Lease has any right or option for additional space in the Improvements. To the best of Borrower's knowledge, no Hazardous Materials have been disposed, stored or treated by any tenant under any Lease on or about the leased premises nor does Borrower or Operating Lessee have any knowledge of any tenant's intention to use its leased premises for any activity which, directly or indirectly, involves the use, generation, treatment, storage, disposal or transportation of any Hazardous Materials, except those that are both (i) in compliance with current Environmental Laws and with permits issued pursuant thereto (if such permits are required), and (ii) either (A) in amounts not in excess of that necessary to operate, clean, repair and maintain the Property or each tenant's respective business at the Property as set forth in their respective Leases, (B) held by a tenant for sale to the public in its ordinary course of business, or (C) fully disclosed to and approved by Lender in writing pursuant to the Environmental Reports.

         4.1.26 Survey.

         To the best of Borrower's knowledge, the Survey for the Property delivered to Lender in connection with this Agreement does not fail to reflect any material matter affecting the Property or the title thereto.

         4.1.27 Intentionally Deleted.

         4.1.28 Filing and Recording Taxes.

         All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Property to Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Security Instrument, have been paid.

         4.1.29 Franchise Agreement.

         The Franchise Agreement, if applicable, for the Property is in full force and effect, all franchise fees, reservation fees, royalties and other sums due and payable thereunder have been paid in full to date, and neither Borrower, Operating Lessee nor, to the best of Borrower's knowledge, Franchisor is in default thereunder.

         4.1.30 Management Agreement/Operating Lease.

         (a) The Management Agreement for the Property is in full force and effect and there is no default thereunder by Borrower, Operating Lessee or, to Borrower's knowledge, Manager thereunder and, to the best of Borrower's knowledge, no event has occurred that, with the passage of time and/or the giving of notice would constitute a default thereunder

         (b) The Operating Lease for the Property is in full force and effect and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or the giving of notice would constitute a default thereunder.

         4.1.31 Illegal Activity.

         No portion of the Property has been or will be purchased by Borrower or Operating Lessee with proceeds of any illegal activity and to the best of Borrower's knowledge, there are no illegal activities or activities relating to any controlled substances at the Property.

         4.1.32 No Change in Facts or Circumstances; Disclosure.

         All information submitted by Borrower and Operating Lessee to Lender and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrower and Operating Lessee in this Agreement or in any other Loan Document, considered in the aggregate, are accurate, complete and correct in all material respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects or would reasonably be expected to materially and adversely affect the use, operation or value of the Property or the business operations or the financial condition of Borrower or Operating Lessee.

         4.1.33 Investment Company Act.

         Neither Borrower nor Operating Lessee is (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or State law or regulation which purports to restrict or regulate its ability to borrow money.

         4.1.34 Principal Place of Business; State of Organization.

         Borrower's principal place of business as of the date hereof is the address set forth in the introductory paragraph of this Agreement. Borrower is organized under the laws of the State of Delaware and its organizational identification number is 3667857.

         4.1.35 Single Purpose Entity.

         Borrower covenants and agrees that its organizational documents shall provide that it has not, and shall not, and that the organizational documents of its general partner(s), if Borrower is a partnership, or its managing member(s), if Borrower is a limited liability company (in each case, "Principal") shall provide that it has not and shall not:

         (a) with respect to Borrower, engage in any business or activity other than the acquisition, development, ownership, operation, leasing, managing and maintenance of the Property, and entering into the Loan, and activities incidental thereto and with respect to Principal, engage in any business or activity other than the ownership of its interest in Borrower, and activities incidental thereto;

         (b) with respect to Borrower, acquire or own any material assets other than (i) the Property, and (ii) such incidental Personal Property as may be necessary for the operation of the Property and with respect to Principal, acquire or own any material asset other than its interest in Borrower;

         (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

         (d) (i) fail to observe its organizational formalities or preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, and qualification to do business in the State where the Property is located, if applicable, or (ii) without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's Partnership Agreement,

Articles of Organization or similar organizational documents, as the case may be, or of Principal's Certificate of Incorporation, Articles of Organization or similar organizational documents, as the case may be, whichever is applicable;

         (e) own any subsidiary or make any investment in, any Person without the prior written consent of Lender;

         (f) commingle its assets with the assets of any of its members, general partners, Affiliates, principals or of any other Person or entity, participate in a cash management system (other than pursuant to the Management Agreement) with any other entity or Person or fail to use its own separate stationery, invoices and checks;

         (g) with respect to Borrower, incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (I) Permitted Encumbrances, (II) the Permitted FF&E Financing and (III) the Debt, except for trade payables in the ordinary course of its business of owning and operating the Property, provided that such trade debt (i) is not evidenced by a note, (ii) is paid within sixty (60) days of the date incurred, (iii) does not exceed, in the aggregate, four percent (4%) of the outstanding principal balance of the Note and (iv) is payable to trade creditors and in amounts as are normal and reasonable under the circumstances and with respect to Principal, incur any debt secured or unsecured, direct or contingent (including guaranteeing any obligations);

         (h) become insolvent and fail to pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due;

         (i) (i) fail to maintain its records (including financial statements), books of account and bank accounts separate and apart from those of the members, general partners, principals and Affiliates of Borrower or of Principal, as the case may be, the Affiliates of a member, general partner or principal of Borrower or of Principal, as the case may be, and any other Person, (ii) permit its assets or liabilities to be listed as assets or liabilities on the financial statement of any other Person or (iii) include the assets or liabilities of any other Person on its financial statements; except for consolidated financial statements which contain a note indicating that Borrower's and Principal's separate assets and liabilities are neither available to pay the debts of the consolidated entity nor constitute obligations of the consolidated entity;

         (j) other than in connection with the Operating Lease, enter into any contract or agreement with any member, general partner, principal or Affiliate of Borrower or of Principal, as the case may be, or any member, general partner, principal or Affiliate thereof (other than a business management services agreement with an Affiliate of Borrower, provided that (i) such agreement is acceptable to Lender, (ii) the manager, or equivalent thereof, under such agreement holds itself out as an agent of Borrower and (iii) the agreement meets the standards set forth in this subsection (j) following this parenthetical), except upon terms and conditions that are commercially reasonable, intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any member, general partner, principal or Affiliate of Borrower or of Principal, as the case may be, or any member, general partner, principal or Affiliate thereof;

         (k) seek the dissolution or winding up in whole, or in part, of Borrower or of Principal, as the case may be;

         (l) fail to correct any known misunderstandings regarding the separate identity of Borrower, or of Principal, as the case may be, or any member, general partner, principal or Affiliate thereof or any other Person;

         (m) other than Borrower's guaranty of Operating Lessee's obligations under or pursuant to the Management Agreement, guarantee or become obligated for the debts of any other Person or hold itself out to be responsible for the debts of another Person;

         (n) make any loans or advances to any third party, including any member, general partner, principal or Affiliate of Borrower or of Principal, as the case may be, or any member, general partner, principal or Affiliate thereof, and shall not acquire obligations or securities of any member, general partner, principal or Affiliate of Borrower or Principal, as the case may be, or any member, general partner, or Affiliate thereof;

         (o) fail to file its own tax returns or be included on the tax returns of any other Person except as required by Applicable Law;

         (p) fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name or a name franchised or licensed to it by an entity other than an Affiliate of Borrower or of Principal, as the case may be, and not as a division or part of any other entity in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower or Principal, as the case may be, is responsible for the debts of any third party (including any member, general partner, principal or Affiliate of Borrower, or of Principal, as the case may be, or any member, general partner, principal or Affiliate thereof);

         (q) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

         (r) share any common logo (other than a name franchised or licensed to it by an entity other than an Affiliate of Borrower or of Principal) with or hold itself out as or be considered as a department or division of (i) any general partner, principal, member or Affiliate of Borrower or of Principal, as the case may be, (ii) any Affiliate of a general partner, principal or member of Borrower or of Principal, as the case may be, or (iii) any other Person;

         (s) fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;

         (t) pledge its assets for the benefit of any other Person, other than with respect to the Loan;

         (u) fail to maintain a sufficient number of employees in light of its contemplated business operations;

         (v) fail to provide in its (i) Articles of Organization, Certificate of Formation and/or Operating Agreement, as applicable, if it is a limited liability company, (ii) Limited Partnership Agreement, if it is a limited partnership or (iii) Certificate of Incorporation, if it is a corporation, that for so long as the Loan is outstanding pursuant to the Note, this Agreement and the other Loan Documents, it shall not file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors without the affirmative vote of the Independent Director and of all other general partners/managing members/directors;

         (w) fail to hold its assets in its own name;

         (x) if Borrower or Principal is a corporation, fail to consider the interests of its creditors in connection with all corporate actions to the extent required by Applicable Law;

         (y) have any of its obligations guaranteed by an Affiliate;

         (z) violate or cause to be violated the assumptions made with respect to Borrower and Principal in the Insolvency Opinion;

         (aa) with respect to Principal, or if Borrower is a single member limited liability company that complies with the requirements of Section 4.1.35(cc) below, fail at any time to have at least one independent director/manager (an "Independent Director") that is not and has not been for at least five (5) years: (a) a stockholder, director (other than an independent director of an Affiliate of Borrower), officer, employee, partner, member, attorney or counsel of Borrower or of Principal or any Affiliate of either of them; (b) a customer, supplier or other Person who derives its purchases or revenues (other than any fee paid to such director as compensation for such director to serve as an Independent Director) from its activities with Borrower, Principal or any Affiliate of either of them (a "Business Party"); (c) a person or other entity controlling or under common control with any such stockholder, partner, member, director, officer, attorney, counsel or Business Party; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, member, attorney, counsel or Business Party; or

         (bb) with respect to Principal, or if Borrower is a single member limited liability company that complies with the requirements of Section 4.1.35(cc) below, permit its board of directors/managers to take any action which, under the terms of any applicable organizational documents, requires the unanimous vote of one hundred percent (100%) of the members of the board without the vote of the Independent Director.

         (cc) In the event Borrower is a Delaware limited liability company that does not have a managing member which complies with the requirements for a Principal under this Section 4.1.35, the limited liability company agreement of Borrower (the "LLC Agreement") shall provide that (A) upon the occurrence of any event that causes the last remaining member of Borrower ("Member") to cease to be the member of Borrower (other than (1) upon an assignment by Member of all of its limited liability company interest in Borrower and the admission of the transferee in accordance with the Loan Documents and the LLC Agreement, or (2) the resignation of Member and the admission of an additional member of Borrower in accordance with the terms of the Loan Documents and the LLC Agreement), any person designated by Borrower shall, without any action of any other Person and simultaneously with the Member ceasing to be the member of Borrower, automatically be admitted to Borrower ("Special Member") and shall continue Borrower without dissolution and (B) Special Member may not resign from Borrower or transfer its rights as Special Member unless a successor Special Member has been admitted to Borrower as Special Member in accordance with requirements of Delaware law. The LLC Agreement shall further provide that (v) Special Member shall automatically cease to be a member of Borrower upon the admission to Borrower of a substitute Member, (w) Special Member shall be a member of Borrower that has no interest in the profits, losses and capital of Borrower and has no right to receive any distributions of Borrower assets, (x) pursuant to
Section 18-301 of the Delaware Limited Liability Company Act (the "Act"), Special Member shall not be required to make any capital contributions to Borrower and shall not receive a limited liability company interest in Borrower,
(y) Special Member, in its capacity as Special Member, may not bind Borrower and
(z) except as required by any mandatory provision of the Act, Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, Borrower, including, without limitation, the merger, consolidation or conversion of Borrower. In order to implement the admission to Borrower of Special Member, Special Member shall execute a counterpart to the LLC Agreement. Prior to its admission to Borrower as Special Member, Special Member shall not be a member of Borrower.

         Upon the occurrence of any event that causes the Member to cease to be a member of Borrower, to the fullest extent permitted by law, the personal representative of Member shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of Member in Borrower, agree in writing (A) to continue Borrower and (B) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of Borrower, effective as of the occurrence of the event that terminated the continued membership of Member of Borrower in Borrower. Any action initiated by or brought against Member or Special Member under any Creditors Rights Laws shall not cause Member or Special Member to cease to be a member of Borrower and upon the occurrence of such an event, the business of Borrower shall continue without dissolution. The LLC Agreement shall provide that each of Member and Special Member waives any right it might have to agree in writing to dissolve Borrower upon the occurrence of any action initiated by or brought against Member or Special Member under any Creditors Rights Laws, or the occurrence of an event that causes Member or Special Member to cease to be a member of Borrower.

         4.1.36 Business Purposes.

         The Loan is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

         4.1.37 Taxes.

         Borrower and Operating Lessee have each filed all federal, State, county, municipal, and city income and other tax returns required to have been filed by it and has paid, prior to delinquency thereof, all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it. Borrower and Operating Lessee know of no basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

         4.1.38 Intentionally Deleted.

         4.1.39 Environmental Representations and Warranties.

         Borrower represents and warrants, except as disclosed on those certain written reports identified on Schedule 4.1.39 attached hereto and made a part hereof (collectively, the "Environmental Reports") of the Property that: (a) there are no Hazardous Materials or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with current Environmental Laws and with permits issued pursuant thereto (if such permits are required), and (ii) either (A) in amounts not in excess of that necessary to operate, clean, repair and maintain the Property or each tenant's respective business at the Property as set forth in their respective Leases, or (B) held by a tenant for sale to the public in its ordinary course of business, (b) there are no past, present or threatened Releases of Hazardous Materials in violation of any Environmental Law and which would require remediation by a Governmental Authority in, on, under or from the Property; (c) there is no threat of any Release of Hazardous Materials migrating to the Property; (d) there is no present or, to Borrower's knowledge, prior non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Reports; (e) Borrower and Operating Lessee do not know of, and has not received, any written or oral notice or other communication from any Person (including but not limited to a Governmental Authority) relating to Hazardous Materials in, on, under or from the Property; and (f) Borrower and Operating Lessee have truthfully and fully provided to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Property known to Borrower or Operating Lessee or contained in Borrower's or Operating Lessee's files and records, including but not limited to any reports relating to Hazardous Materials in, on, under or migrating to or from the Property and/or to the environmental condition of the Property.

         4.1.40 Taxpayer Identification Number.

         Borrower's United States taxpayer identification number is 72-1565460.

         4.1.41 OFAC.

         Borrower represents and warrants that neither Borrower, Operating Lessee, Guarantor, Indemnitor or any of their respective Affiliates is a Prohibited Person, and Borrower, Operating Lessee, Guarantor, Indemnitor and their respective Affiliates are in compliance in all material respects with all applicable orders, rules, regulations and recommendations of The Office of Foreign Assets Control of the U.S. Department of the Treasury.

         4.1.42 Intentionally Deleted.

         4.1.43 Deposit Accounts.

         (a) This Agreement and the Property Account Agreement create valid and continuing security interests (as defined in the UCC) in the Property Account and the Lockbox Account in favor of Lender, which security interests are prior to all other Liens and are enforceable as such against creditors of and purchasers from Borrower;

         (b) The Property Account and the Lockbox Account each constitute "deposit accounts" within the meaning of the applicable UCC;

         (c) Borrower owns and has good and marketable title to the Property Account and the Lockbox Account free and clear of any Lien or claim of any Person (other than Lender);

         (d) Borrower has delivered to Lender fully executed agreements pursuant to which the banks maintaining the Property Account and the Lockbox Account have agreed to comply with all instructions originated by Lender directing disposition of the funds in such accounts without further consent by Borrower;

         (e) Other than the security interest granted to Lender pursuant to this Agreement and the Property Account Agreement, Borrower has not pledged, assigned, or sold, granted a security interest in, or otherwise conveyed the Property Account or the Lockbox Account; and

         (f) The Property Account and the Lockbox Account are not in the name of any Person other than Borrower (or Manager) or Lender. Borrower has not consented to the banks maintaining, the Lockbox Account or the Property Account, to comply with instructions of any Person other than Lender.

         Section 4.2 Survival of Representations.

         Borrower agrees that all of the representations and warranties of Borrower set forth in Section 4.1 and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents by Borrower. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

         V. BORROWER COVENANTS

         Section 5.1 Affirmative Covenants.

         From the date hereof and until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Security Instrument encumbering the Property (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender that:

         5.1.1 Existence; Compliance with Legal Requirements.

         (a) Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises, and comply, in all material respects, with all Legal Requirements applicable to it and the Property. There shall never be committed by Borrower or any other Person in occupancy of or involved with the operation or use of the Property any act or omission affording the federal government or any State or local government the right of forfeiture against the Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. Borrower shall, or shall cause Operating Lessee to, at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and shall keep the Property in good working order and repair, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in this Agreement. Borrower shall keep the Property insured at all times by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in this Agreement.

         (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding promptly initiated and conducted in good faith and with due diligence, the validity of any Legal Requirement, the applicability of any Legal Requirement to Borrower or the Property or any alleged violation of any Legal Requirement, provided that (i) no Event of Default has occurred and remains uncured; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all Legal Requirements; (iii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) Borrower shall promptly upon final determination thereof comply with any such Legal Requirement determined to be valid or applicable or cure any violation of any Legal Requirement; (v) such proceeding shall suspend the enforcement of the contested Legal Requirement against Borrower or the Property; and (vi) Borrower shall furnish such security as may be required in the proceeding, or as may be reasonably requested by Lender, to insure compliance with such Legal Requirement, together with all interest and penalties payable in connection therewith. Lender may apply any such security or part thereof, as necessary to cause compliance with such Legal Requirement at any time when, in the judgment of Lender, the validity, applicability or violation of such Legal Requirement is finally established or the Property (or any part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost.

         5.1.2 Taxes and Other Charges.

         Borrower shall pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Property or any part thereof prior to delinquency thereof. Borrower shall furnish to Lender receipts, or other evidence for the payment of the Taxes and the Other Charges prior to the date the same shall become delinquent (provided, however, that Borrower is not required to furnish such receipts for payment of Taxes in the event that such Taxes are being paid by Lender pursuant to Section 7.2 hereof). Borrower shall not suffer and shall promptly cause to be paid and discharged any Lien or charge whatsoever which may be or become a Lien or charge against the Property, and shall promptly pay for all utility services provided to the Property. After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other

Charges, provided that (i) no Event of Default has occurred and remains uncured;
(ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all Legal Requirements; (iii) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith; (v) such proceeding shall suspend the collection of such contested Taxes or Other Charges from the Property; and (vi) Borrower shall furnish such security as may be required in the proceeding, or as may be requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon. Lender may apply such security or part thereof held by Lender at any time when, in the judgment of Lender, the validity or applicability of such Taxes or Other Charges are established or the Property (or part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost or there shall be any danger of the Lien of the Security Instrument being primed by any related Lien.

         5.1.3 Litigation.

         Borrower shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened against Borrower which might materially adversely affect Borrower's condition (financial or otherwise) or business or the Property.

         5.1.4 Access to the Property.

         Borrower shall permit agents, representatives and employees of Lender to inspect the Property or any part thereof at reasonable hours upon reasonable advance notice.

         5.1.5 Notice of Default.

         Borrower shall promptly advise Lender of any material adverse change in Borrower's condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which Borrower has knowledge.

         5.1.6 Cooperate in Legal Proceedings.

         Borrower shall cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way adversely affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings.

         5.1.7 Award and Insurance Benefits.

         Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Awards or Insurance Proceeds lawfully or equitably payable in connection with the Property, and Lender shall be reimbursed for any expenses incurred in connection therewith (including attorneys' fees and disbursements, and the payment by Borrower of the expense of an appraisal on behalf of

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

Lender in case of Casualty or Condemnation affecting the Property or any part thereof) out of such Award or Insurance Proceeds.

         5.1.8 Further Assurances.

         Borrower shall, at Borrower's sole cost and expense:

         (a) furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished by Borrower pursuant to the terms of the Loan Documents or reasonably requested by Lender in connection therewith;

         (b) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the obligations of Borrower under the Loan Documents, as Lender may reasonably require including, without limitation, the authorization of Lender to execute and/or the execution by Borrower of UCC financing statements and the execution and delivery of all such writings necessary to transfer any liquor licenses into the name of Lender or its designee after the occurrence of any Event of Default; and

         (c) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time.

         5.1.9 Mortgage and Intangible Taxes.

         Borrower shall pay (to the extent permitted by Applicable Law) all State, county and municipal recording, mortgage, intangible, and all other taxes imposed upon the execution and recordation of the Security Instrument and/or upon the execution and delivery of the Note.

         5.1.10 Financial Reporting.

         (a) Borrower and Operating Lessee will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP (or such other accounting basis acceptable to Lender), proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and Operating Lessee and all items of income and expense in connection with the operation on an individual basis of the Property. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Borrower, Operating Lessee or any other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. Upon the occurrence and during the continuance of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine Borrower's accounting records with respect to the Property, as Lender shall determine to be necessary or appropriate.

         (b) Borrower will furnish to Lender annually, within ninety (90) days following the end of each Fiscal Year, a complete copy of (i) Operating Lessee's annual financial statements certified by a Responsible Officer of Operating Lessee accompanied by a consolidating schedule reflecting the results of operation of the Property, (ii) Borrower's annual financial statements certified by a Responsible Officer of Borrower, both in accordance with GAAP (or such other accounting basis acceptable to Lender) covering the Property for such Fiscal Year and containing statements of profit and loss and a balance sheet and
(iii) an operating statement certified by a Responsible Officer of Borrower for the Property which presents the operating results of the Property in a manner consistent with those operating statements given by Borrower to Lender in connection with Lender's underwriting of the Loan, which operating statement shall be in substantially the form attached hereto as Schedule 5.1.10. Such statements referred to in subsection (iii) above shall set forth the financial condition and the results of operations of the Property for such Fiscal Year, and shall include, but not be limited to, amounts representing annual Net Cash Flow, Net Operating Income, Gross Income from Operations and Operating Expenses. Borrower's and Operating Lessee's annual financial statements shall be accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior Fiscal Year, (ii) a certificate executed by a Responsible Officer or other appropriate officer of Borrower, an Operating Lessee SPE Entity or Principal, as applicable, stating that each such annual financial statement presents fairly the financial condition and the results of operations of Borrower, Operating Lessee and the Property being reported upon and has been prepared in accordance with GAAP, and (iii) an annual occupancy report for such year, including the average daily room rate for such year. Notwithstanding the foregoing, for calendar year 2003 only, the statements required pursuant to Section 5.1.10(b)(i) and (ii) hereof shall assume Borrower's operations commenced on August 1, 2003.

         (c) Borrower will furnish, or cause to be furnished, to Lender on or before forty-five (45) days after the end of each calendar quarter the following items, accompanied by a certificate of a Responsible Officer or other appropriate officer of Borrower or Principal, as applicable, stating that such items are true, correct, accurate, and complete and fairly present the results of the operations of Borrower and the Property: (i) a report of occupancy for the subject quarter including an average daily rate, and any and all franchise inspection reports received by Borrower during the subject quarter accompanied by an Officer's Certificate with respect thereto; (ii) quarterly and year-to-date operating statements (including Capital Expenditures) presented for the Property in a form consistent with the operating statements delivered by Borrower to Lender in connection with Lender's underwriting of the Loan) which operating statement shall be in substantially the form attached hereto as
Schedule 5.1.10) and prepared for each calendar quarter, noting Net Operating Income, Gross Income from Operations, and Operating Expenses (not including any contributions to the Replacement Reserve Fund), and other information necessary and sufficient to fairly present the results of operation of the Property during such calendar quarter, and containing a comparison of budgeted income and expenses and the actual income and expenses; (iii) a detailed explanation of any variances which are both (I) ten percent (10%) or more and (II) in excess of $20,000 between budgeted and actual amounts for such periods, all in form satisfactory to Lender; and (iv) a calculation reflecting the annual Debt Service Coverage Ratio for the immediately preceding twelve (12) month period as of the last day of such quarter accompanied by an Officer's Certificate with respect thereto.

         (d) Beginning in Fiscal Year 2004 and for each Fiscal Year thereafter,
(I) Borrower shall submit to Lender a preliminary Annual Budget for the Property not later than thirty (30) days prior to the commencement of such Fiscal Year and (II) Borrower shall submit to Lender a final proposed Annual Budget for the Property not later than sixty (60) days after to the commencement of such Fiscal Year, each in form reasonably satisfactory to Lender, and shall be subject to Lender's written approval (each such Annual Budget after it has been approved in writing by Lender shall be hereinafter referred to as an "Approved Annual Budget"). In the event that Lender objects to either the preliminary or final proposed Annual Budget submitted by Borrower, Lender shall advise Borrower of such objections within fifteen (15) days after receipt respectively thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise such Annual Budget and resubmit the same to Lender. Lender shall advise Borrower of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise the same in accordance with the process described in this subsection until Lender approves the Annual Budget. Until such time that Lender approves a proposed Annual Budget, the most recently Approved Annual Budget shall apply; provided that, such Approved Annual Budget shall be adjusted to reflect actual increases in Taxes, Insurance Premiums and utilities expenses. Any such proposed preliminary or final proposed Annual Budget submitted to Lender for approval shall be deemed approved if (i) Borrower delivers to Lender a written request for such approval marked in bold lettering with the following language:
"LENDER'S RESPONSE IS REQUIRED WITHIN FIFTEEN (15) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER. FAILURE TO RESPOND SHALL BE DEEMED AN APPROVAL." and the envelope containing the request is marked "PRIORITY"; and (ii) Lender shall have failed to notify Borrower of its approval or disapproval within such fifteen (15) Business Days following Lender's receipt of Borrower's written request together with such proposed preliminary or final proposed Annual Budget, and any and all other information and documentation relating thereto reasonably required by Lender to reach a decision.

         (e) Borrower shall furnish to Lender, within ten (10) Business Days after written request such further detailed information with respect to the operation of the Property and the financial affairs of Borrower as may be reasonably requested by Lender.

         (f) Any reports, statements or other information required to be delivered under this Agreement shall be delivered (i) in paper form, (ii) if requested by Lender, on a diskette or via email, and (iii) if requested by Lender and within the capabilities of Borrower's data systems without change or modification thereto, in electronic form and prepared using a Microsoft Excel, Microsoft Word for Windows or WordPerfect for Windows files (which files may be prepared using a spreadsheet program and saved as word processing files).

         (g) Borrower agrees that Lender may forward to each purchaser, transferee, assignee, servicer, participant, or investor in all or any portion of the Loan or any Securities (collectively, the "Investor") or any Rating Agency rating such participations and/or Securities and each prospective Investor, and any organization maintaining databases on the underwriting and performance of commercial mortgage loans, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any Guarantor, any

Indemnitor and the Property, whether furnished by Borrower, any Guarantor, any Indemnitor or otherwise, as Lender determines necessary or desirable. To the fullest extent permitted by Legal Requirements, Borrower irrevocably waives any and all rights it may have under any Legal Requirements to prohibit such disclosure, including, but not limited, to any right of privacy.

         5.1.11 Business and Operations.

         Borrower and Operating Lessee will continue to engage in the businesses presently conducted by them as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Property. Borrower and Operating Lessee will remain in good standing under the laws of each jurisdiction to the extent required for the ownership, maintenance, management and operation of the Property.

         5.1.12 Costs of Enforcement.

         In the event (a) that the Security Instrument encumbering the Property is foreclosed in whole or in part or that the Security Instrument is put into the hands of an attorney for collection, suit, action or foreclosure, (b) of the foreclosure of any mortgage prior to or subsequent to the Security Instrument encumbering the Property in which proceeding Lender is made a party, or (c) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower, Operating Lessee or any of their constituent Persons or an assignment by Borrower, Operating Lessee or any of their constituent Persons for the benefit of its creditors, Borrower, Operating Lessee, their successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including attorneys' fees and costs, incurred by Lender, Borrower, or Operating Lessee in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

         5.1.13 Estoppel Statement.

         (a) After written request by Lender, Borrower shall within ten (10) Business Days furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the Applicable Interest Rate of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, and (vi) that the Note, this Agreement, the Security Instrument and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

         (b) Borrower shall deliver to Lender upon request, tenant estoppel certificates from each commercial tenant leasing space at the Property in form and substance reasonably satisfactory to Lender.

         (c) Borrower shall use commercially reasonable efforts, promptly upon request of Lender, deliver an estoppel certificate from Franchisor stating that
(i) the Franchise Agreement is in full force and effect and has not been modified, amended or assigned, (ii) neither Franchisor nor Operating Lessee is in default under any of the terms, covenants or provisions of the Franchise Agreement and Franchisor knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Franchise Agreement, (iii) neither Franchisor nor Operating Lessee has commenced any action or given or received any notice for the purpose of terminating the Franchise Agreement and (iv) all sums due and payable to Franchisor under the Franchise Agreement have been paid in full.

         (d) Borrower shall, promptly upon request of Lender, deliver to Lender an estoppel certificate from Operating Lessee stating that (i) the Operating Lease is in full force and effect and has not been modified, amended or assigned, (ii) neither Operating Lessee nor Borrower is in default under any of the terms, covenants or provisions of the Operating Lease and Operating Lessee knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Operating Lease, (iii) neither Operating Lessee nor Borrower has commenced any action or given or received any notice for the purpose of terminating the Operating Lease and (iv) all sums due and payable under the Operating Lease have been paid in full.

         5.1.14 Intentionally Deleted.

         5.1.15 Performance by Borrower.

         Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision of each Loan Document executed and delivered by, or applicable to, Borrower, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by, or applicable to, Borrower without the prior written consent of Lender.

         5.1.16 Confirmation of Representations.

         Borrower shall deliver, in connection with any Securitization, (a) one or more Officer's Certificates certifying as to the accuracy in all material respects of all representations made by Borrower in the Loan Documents as of the date of the closing of such Securitization in all relevant jurisdictions, and
(b) certificates of the relevant Governmental Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower, Principal and the Operating Lessee SPE Entities as of the date of the closing of such Securitization.

         5.1.17 Leasing Matters.

         (a) Borrower may (and may allow Operating Lessee to) enter into a proposed Lease (including the renewal or extension of an existing Lease (a "Renewal Lease")) without the prior written consent of Lender, provided such proposed Lease or Renewal Lease (i) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease is executed by Borrower or Operating Lessee (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (ii) is an arms-length transaction with a bona fide, independent third party tenant, (iii) does not have a material adverse effect on the value or quality of the Property, (iv) is subject and subordinate to the Security Instrument and, upon Lender's reasonable request, the lessee thereunder agrees to attorn to Lender and (v) is not a Major Lease. All proposed Leases which do not satisfy the requirements set forth in this
Section 5.1.17(a) shall be subject to the prior approval of Lender, which approval shall not be unreasonably withheld, delayed or conditioned. At Lender's request, Borrower shall promptly deliver to Lender copies of all Leases which are entered into pursuant to this Subsection together with Borrower's certification that it has satisfied all of the conditions of this Section.

         (b) Borrower and/or Operating Lessee, as applicable, (i) shall observe and perform all the obligations imposed upon the lessor under the Major Leases and shall not do or permit to be done anything to impair the value of any of the Major Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default or other material matters which Borrower or Operating Lessee shall send or receive with respect to the Major Leases; (iii) shall enforce all of the material terms, covenants and conditions contained in the Major Leases upon the part of the tenant thereunder to be observed or performed (except for termination of a Major Lease which shall require Lender's prior written approval); (iv) shall not collect any of the Rents more than one (1) month in advance (except Security Deposits shall not be deemed Rents collected in advance); (v) shall not execute any other assignment of the lessor's interest in any of the Leases or the Rents; and (vi) shall not consent to any assignment of or subletting under any Major Leases not in accordance with their terms, without the prior written consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned.

         (c) Borrower may (and may allow Operating Lessee to), without the consent of Lender, amend, modify or waive the provisions of any Lease or terminate, reduce rents under, accept a surrender of space under, or shorten the term of, any Lease (including any guaranty, letter of credit or other credit support with respect thereto) provided that such Lease is not a Major Lease and that such action (taking into account, in the case of a termination, reduction in rent, surrender of space or shortening of term, the planned alternative use of the affected space) does not have a material adverse effect on the value of the Property taken as a whole, and provided that such Lease, as amended, modified or waived, is otherwise in compliance with the requirements of this Agreement and any lease subordination agreement binding upon Lender with respect to such Lease. A termination of a Lease (other than a Major Lease) with a tenant who is in default beyond applicable notice and grace periods shall not be considered an action which has a material adverse effect on the value of the Property taken as a whole. Any amendment, modification, waiver, termination, rent reduction, space surrender or term shortening which does not satisfy the requirements set forth in this Subsection shall be subject to the prior written approval of Lender and its counsel, at Borrower's expense. At Lender's request, Borrower shall promptly deliver to Lender copies of all Leases, amendments, modifications and waivers which are entered into pursuant to this Section 5.1.17(c) together with Borrower's certification that it has satisfied all of the conditions of this Section 5.1.17(c).

         (d) Notwithstanding anything contained herein to the contrary, Borrower shall not (and shall not allow Operating Lessee to), without the prior written consent of Lender, enter into, materially amend, materially modify, waive any material provisions of, terminate, reduce rents under, accept a surrender of space under, or shorten the term of, or renew or extend upon terms and conditions less favorable to Operating Lessee, any Major Lease or any instrument guaranteeing or providing credit support for any Major Lease; provided, however, Borrower shall not be required to obtain Lender's written consent to any immaterial, non-economic change or beneficial economic change to a Major Lease that is for sit-down restaurant facilities at the Property.

         (e) To the extent actually received by Lender, Lender shall hold any and all monies representing security deposits under the Leases (the "Security Deposits") received by Lender, in accordance with the terms of the respective Lease, and shall only release the Security Deposits in order to return a tenant's Security Deposit to such tenant if such tenant is entitled to the return of the Security Deposit under the terms of the Lease.

         (f) To the extent that Lender's consent or approval is required under this Section 5.1.17, any such proposed modification, change, supplement, alteration, amendment, assignment or sublease of a Lease or Major Lease submitted to Lender for approval shall be deemed approved if (i) Borrower delivers to Lender a written request for such approval marked in bold lettering with the following language: "LENDER'S RESPONSE IS REQUIRED WITHIN FIFTEEN (15) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER. FAILURE TO RESPOND SHALL BE DEEMED AN APPROVAL." and the envelope containing the request is marked "PRIORITY"; and
(ii) Lender shall have failed to notify Borrower of its approval or disapproval within such fifteen (15) Business Days following Lender's receipt of Borrower's written request together with such proposed modification, change, supplement, alteration, amendment, assignment or sublease of a Lease or Major Lease, and any and all other information and documentation relating thereto reasonably required by Lender to reach a decision. In no event shall Lender be deemed to have approved (1) a surrender, termination or cancellation of a Lease or Major Lease,
(2) any change having a material adverse effect on Borrower's or Operating Lessee's costs or obligations, or rent payable to Borrower or Operating Lessee, under a Lease or Major Lease, or (3) a new Lease or Major Lease with a new tenant. Upon Borrower's request, Lender shall deliver to Borrower a reasonably detailed description of the reasons for any disapprovals under this Section 5.1.17.

         5.1.18 Management Agreement.

         (a) The Improvements on the Property are operated under the terms and conditions of the Management Agreement. In no event shall the base management fees under the Management Agreement exceed (I) if the Property is managed by InterContinental Hotels Group, the sum of (x) five percent (5%) of total room revenue and (y) two percent (2%) of total revenue; provided, however, InterContinental Hotels Group shall not charge any additional franchise fees in connection with the Property and (II) if the Property is managed by any Person other than InterContinental Hotels Group, four percent (4%) of the gross income derived from the Property (excluding any incentive management fees which are subordinate to the Loan). Borrower shall (or shall cause Operating Lessee to)
(i) diligently perform and observe all of the terms, covenants and conditions of the Management Agreement, on the part of Operating Lessee to be performed and observed to the end that all things shall be done which are necessary to keep unimpaired the rights of Operating Lessee under the Management Agreement and
(ii) promptly notify Lender of the giving of any notice by Manager to Operating Lessee of any default by Operating Lessee in the performance or observance of any of the terms, covenants or conditions of the Management Agreement on the part of Operating Lessee to be performed and observed and deliver to Lender a true copy of each such notice. Neither Borrower nor Operating Lessee shall surrender the Management Agreement, consent to the assignment by the Manager of its interest under the Management Agreement, or terminate or cancel the Management Agreement, or modify, change, supplement, alter or amend the Management Agreement, in any material respect, either orally or in writing. Borrower hereby assigns (and Borrower shall cause Operating Lessee to assign) to Lender as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Agreement, all the rights, privileges and prerogatives of Borrower and/or Operating Lessee to surrender the Management Agreement, or to terminate, cancel, modify, change, supplement, alter or amend the Management Agreement, in any material respect, and any such surrender of the Management Agreement, or termination, cancellation, modification, change, supplement, alteration or amendment of the Management Agreement in any material respect, without the prior consent of Lender, shall be void and of no force and effect. Any such proposed modification, change, supplement, alteration or amendment of the Management Agreement submitted to Lender for approval shall be deemed approved if (i) Borrower delivers to Lender a written request for such approval marked in bold lettering with the following language: "LENDER'S RESPONSE IS REQUIRED WITHIN FIFTEEN (15) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER. FAILURE TO RESPOND SHALL BE DEEMED AN APPROVAL." and the envelope containing the request is marked "PRIORITY"; and (ii) Lender shall have failed to notify Borrower of its approval or disapproval within such fifteen (15) Business Days following Lender's receipt of Borrower's written request together with such proposed modification, change, supplement, alteration or amendment of the Management Agreement, and any and all other information and documentation relating thereto reasonably required by Lender to reach a decision. In no event shall Lender be deemed to have approved
(1) a surrender, termination or cancellation of the Management Agreement, (2) any change having a material adverse effect on Borrower's or Operating Lessee's costs or obligations under the Management Agreement, or (3) or a new management agreement with a new property manager. Upon Borrower's request, Lender shall deliver to Borrower a reasonably detailed description of the reasons for any disapprovals under this Section 5.1.18.

         If Operating Lessee shall default in the performance or observance of any material term, covenant or condition of the Management Agreement on the part of Operating Lessee to be performed or observed, then, without limiting the generality of the other provisions of this Agreement, and without waiving or releasing Borrower from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Management Agreement on the part of Operating Lessee to be performed or observed to be promptly performed or observed on behalf of Operating Lessee to the end that the rights of Operating Lessee in, to and under the Management Agreement shall be kept unimpaired and free from default. Lender and any Person designated by Lender by written notice to Borrower shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any such action. If the Manager shall deliver to Lender a copy of any notice sent to Borrower and/or Operating Lessee of default under the Management Agreement, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender in good faith, in reliance thereon. Borrower and Operating Lessee shall not, and shall not permit the Manager to, sub-contract all or any material portion of its management responsibilities under the Management Agreement to a third-party without the prior written consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned. Borrower shall, from time to time, cause Operating Lessee to request of Manager and deliver to Lender upon receipt such certificates of estoppel with respect to compliance by

Operating Lessee with the terms of the Management Agreement as may be reasonably requested by Lender. Borrower and/or Operating Lessee shall exercise each individual option, if any, to extend or renew the term of the Management Agreement to the extent required to continue it in full force and effect until after the Maturity Date, and Borrower hereby authorizes and appoints (and shall cause Operating Lessee to authorize and appoint) Lender their attorney-in-fact to exercise any such option in the name of and upon behalf of Borrower and/or Operating Lessee, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest. Any sums expended by Lender pursuant to this paragraph (i) shall bear interest at the Default Rate from the date such cost is incurred to the date of payment to Lender, (ii) shall be deemed to constitute a portion of the Debt, (iii) shall be secured by the lien of the Security Instrument and the other Loan Documents and (iv) shall be immediately due and payable upon demand by Lender therefor.

         (a) Without limitation of the foregoing, Borrower shall cause Operating Lessee, upon the request of Lender and in accordance with the provisions of the applicable Assignment of Management Agreement, to terminate the Management Agreement and replace the Manager, without penalty or fee, if at any time during the Loan: (a) the Manager shall become insolvent or a debtor in any bankruptcy or insolvency proceeding, (b) there exists an Event of Default or (c) there exists an event of default by Manager under the Management Agreement. At such time as the Manager may be removed, provided no Event of Default has occurred, a Qualified Manager may be selected by Borrower and/or Operating Lessee to assume management of the Property pursuant to a Replacement Management Agreement.

         5.1.19 Environmental Covenants.

         (a) Borrower covenants and agrees that so long as the Loan is outstanding (i) all uses and operations on or of the Property, whether by Borrower or any other Person, shall be in compliance in all material respects with all Environmental Laws and permits issued pursuant thereto; (ii) there shall be no Releases of Hazardous Materials in, on, under or from the Property;
(iii) there shall be no Hazardous Materials in, on, or under the Property, except those that are both (A) in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required, and (B) (1) in amounts not in excess of that necessary to operate the Property or (2) fully disclosed to and approved by Lender in writing; (iv) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other Person (the "Environmental Liens"); (v) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to paragraph (b) below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (vi) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender, upon Lender's reasonable belief that the Property is not in full compliance with all Environmental Laws, and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (vii) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (A) reasonably effectuate remediation of any Hazardous Materials in, on, under or from the Property; and (B) comply with any Environmental Law; (viii) Borrower shall not allow any tenant or other user of the Property to violate any Environmental

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Law; and (ix) Borrower shall immediately notify Lender in writing after it has become aware of (A) any presence or Release or threatened Releases of Hazardous Materials in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property;
(C) any actual or potential Environmental Lien; (D) any required or proposed remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication of which Borrower becomes aware from any source whatsoever (including but not limited to a Governmental Authority) relating in any way to Hazardous Materials in connection with the Property.

         (a) Lender and any other Person designated by Lender by written notice to Borrower, including but not limited to any representative of a Governmental Authority, and any environmental consultant, and any receiver appointed by any court of competent jurisdiction, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such Person or entity designated by Lender by written notice to Borrower.

         5.1.20 Alterations.

         Borrower shall obtain Lender's prior written consent to (i) any structural alteration or (ii) any other alteration to any Improvements which is estimated to cost in excess of four (4%) percent of the value of the Property, which consent shall not be unreasonably withheld, delayed or conditioned, except with respect to alterations that may have a material adverse effect on Borrower's financial condition, the value of the Property or the Net Operating Income thereof. Any such proposed alterations to any Improvements submitted to Lender for approval shall be deemed approved if (i) Borrower delivers to Lender a written request for such approval marked in bold lettering with the following language: "LENDER'S RESPONSE IS REQUIRED WITHIN FIFTEEN (15) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER. FAILURE TO RESPOND SHALL BE DEEMED AN APPROVAL." and the envelope containing the request is marked "PRIORITY"; and (ii) Lender shall have failed to notify Borrower of its approval or disapproval within such fifteen
(15) Business Days following Lender's receipt of Borrower's written request together with a reasonably detailed description of such proposed structural alteration, and any and all other information and documentation relating thereto reasonably required by Lender to reach a decision. In no event shall Lender be deemed to have approved alterations that may have a material adverse effect on Borrower's financial condition, the value of the Property or the Net Operating Income thereof. Upon Borrower's request, Lender shall deliver to Borrower a reasonably detailed description of the reasons for any disapprovals under this
Section 5.1.20.

         5.1.21 Franchise Agreement.

         The Improvements on the Property shall be operated under the terms and conditions of the Franchise Agreement, if applicable. Borrower shall (or shall cause Operating Lessee to) (i)

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pay all sums required to be paid by Operating Lessee under the Franchise
Agreement, (ii) diligently perform, observe and enforce all of the terms, covenants and conditions of the Franchise Agreement on the part of Operating Lessee to be performed, observed and enforced to the end that all things shall be done which are necessary to keep unimpaired the rights of Borrower and/or Operating Lessee under the Franchise Agreement, (iii) promptly notify Lender of the giving of any notice to Operating Lessee of any default by Operating Lessee in the performance or observance of any of the terms, covenants or conditions of the Franchise Agreement on the part of Operating Lessee to be performed and observed and deliver to Lender a true copy of each such notice, and (iv) promptly deliver to Lender a copy of each financial statement, business plan, capital expenditure plan, notice, report and estimate received by it under the Franchise Agreement. Subject to the provisions of Section 5.1.21(b), Borrower shall not (and shall cause Operating Lessee to not), without the prior consent of Lender, surrender the Franchise Agreement or terminate or cancel the Franchise Agreement or modify, change, supplement, alter or amend the Franchise Agreement, in any material respect, either orally or in writing. Any such proposed modification, change, supplement, alteration or amendment of the Franchise Agreement submitted to Lender for approval shall be deemed approved if
(i) Borrower delivers to Lender a written request for such approval marked in bold lettering with the following language: "LENDER'S RESPONSE IS REQUIRED WITHIN FIFTEEN (15) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER. FAILURE TO RESPOND SHALL BE DEEMED AN APPROVAL." and the envelope containing the request is marked "PRIORITY"; and (ii) Lender shall have failed to notify Borrower of its approval or disapproval within such fifteen (15) Business Days following Lender's receipt of Borrower's written request together with such proposed modification, change, supplement, alteration or amendment of the Franchise Agreement, and any and all other information and documentation relating thereto reasonably required by Lender to reach a decision. In no event shall Lender be deemed to have approved
(1) a surrender, termination or cancellation of the Franchise Agreement, (2) any change having a material adverse effect on Borrower's or Operating Lessee's costs or obligations under the Franchise Agreement, or (3) a new franchise agreement with a new franchisor. Upon Borrower's request, Lender shall deliver to Borrower a reasonably detailed description of the reasons for any disapprovals under this Section 5.1.21.

         Borrower hereby assigns (and Borrower shall cause Operating Lessee to assign) to Lender as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Agreement, all the rights, privileges and prerogatives of Borrower and Operating Lessee to surrender the Franchise Agreement or to terminate, cancel, modify, change, supplement, alter or amend the Franchise Agreement in any material respect, and any such surrender of the Franchise Agreement or termination, cancellation, modification, change, supplement, alteration or amendment of the Franchise Agreement in any material respect without the prior consent of Lender shall be void and of no force and effect. If Operating Lessee shall default in the performance or observance of any material term, covenant or condition of the Franchise Agreement on the part of Operating Lessee to be performed or observed, then, without limiting the generality of the other provisions of this Agreement, and without waiving or releasing Borrower from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Franchise Agreement on the part of Operating Lessee to be performed or observed to be

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

promptly performed or observed on behalf of Operating Lessee, to the end that the rights of Operating Lessee in, to and under the Franchise Agreement shall be kept unimpaired and free from default. Lender and any Person designated by Lender by written notice to Borrower shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any such action. If Franchisor shall deliver to Lender a copy of any notice sent to Borrower and/or Operating Lessee of default under the Franchise Agreement, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender in good faith, in reliance thereon. Borrower shall, from time to time, use its best efforts to obtain from Franchisor such certificates of estoppel with respect to compliance by Operating Lessee with the terms of the Franchise Agreement as may be requested by Lender. Borrower and/or Operating Lessee shall exercise each individual option, if any, to extend or renew the term of the Franchise Agreement to the extent required to continue it in full force and effect until after the Maturity Date, and Borrower hereby expressly authorizes and appoints (and Borrower shall cause Operating Lessee to authorize and appoint) Lender as its attorney-in-fact to exercise any such option in the name of and upon behalf of Borrower and/or Operating Lessee, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest. Any sums expended by Lender pursuant to this paragraph shall bear interest at the Default Rate from the date such cost is incurred to the date of payment to Lender, shall be deemed to constitute a portion of the Debt, shall be secured by the lien of the Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

         5.1.22 Operating Lease.

         Borrower shall:

                  (i) promptly perform and/or observe all of the covenants and agreements required to be performed and observed by it under the Operating Lease and do all things necessary to preserve and to keep unimpaired its rights thereunder;

                  (ii) promptly notify Lender of any event of default under the Operating Lease;

                  (iii) promptly enforce the performance and observance of all of the covenants and agreements required to be performed and/or observed by the Operating Lessee under the Operating Lease.

         5.1.23 OFAC.

         At all times throughout the term of the Loan, Borrower, Guarantor, Indemnitor and their respective Affiliates shall be in compliance in all material respects with all applicable orders, rules, regulations and recommendations of The Office of Foreign Assets Control of the U.S. Department of the Treasury.

         5.1.24 Intentionally Deleted.

         Section 5.2 Negative Covenants.

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         From the date hereof until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Security Instrument encumbering the Property in accordance with the terms of this Agreement and the other Loan Documents, Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

         5.2.1 Liens.

         Borrower shall not create, incur, assume or suffer to exist any Lien on any portion of the Property or permit any such action to be taken, except for Permitted Encumbrances.

         5.2.2 Dissolution.

         (a) Borrower shall not (a) engage in any dissolution, liquidation or consolidation or merger with or into any other business entity, (b) transfer, lease or sell, in one transaction or any combination of transactions, the assets or all or substantially all of the properties or assets of Borrower except to the extent expressly permitted by the Loan Documents, (c) except as expressly permitted under the Loan Documents, modify, amend, waive or terminate its organizational documents or its qualification and good standing in any jurisdiction or (d) cause Principal to (i) dissolve, wind up or liquidate or take any action, or omit to take an action, as a result of which Principal would be dissolved, wound up or liquidated in whole or in part, or (ii) except as expressly permitted under the Loan Documents, amend, modify, waive or terminate the certificate of incorporation, bylaws or similar organizational documents of Principal, in each case, without obtaining the prior written consent of Lender, which consent (with respect to (d)(ii) only) shall not be unreasonably withheld, delayed or conditioned.

         (b) Borrower shall not permit Operating Lessee to (a) engage in any dissolution, liquidation or consolidation or merger with or into any other business entity, (b) transfer, lease or sell, in one transaction or any combination of transactions, the assets or all or substantially all of the properties or assets of Operating Lessee except to the extent expressly permitted by the Loan Documents, (c) except as expressly permitted under the Loan Documents, modify, amend, waive or terminate its organizational documents or its qualification and good standing in any jurisdiction or (d) cause the Operating Lessee Principal to (i) dissolve, wind up or liquidate or take any action, or omit to take an action, as a result of which Operating Lessee Principal would be dissolved, wound up or liquidated in whole or in part, or
(ii) except as expressly permitted under the Loan Documents, amend, modify, waive or terminate the certificate of incorporation, bylaws or similar organizational documents of Operating Lessee Principal, in each case, without obtaining the prior written consent of Lender, which consent (with respect to (d)(ii) only) shall not be unreasonably withheld, delayed or conditioned.

         5.2.3 Change In Business.

         Borrower shall not enter into any line of business other than the ownership, acquisition, development, operation, leasing and management of the Property (including providing services in connection therewith), or make any material change in the scope or nature of its business objectives, purposes or operations or undertake or participate in activities other than the continuance of its present business.

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         5.2.4 Debt Cancellation.

         Borrower shall not cancel or otherwise forgive or release any material claim or debt (other than termination of Leases in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business.

         5.2.5 Zoning.

         Borrower shall not initiate or consent to any zoning reclassification of any portion of the Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of the Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other Applicable Law, without the prior written consent of Lender.

         5.2.6 No Joint Assessment.

         Borrower shall not suffer, permit or initiate the joint assessment of the Property with (a) any other real property constituting a tax lot separate from the Property, or (b) any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Property.

         5.2.7 Name, Identity, Structure, or Principal Place of Business.

         Borrower shall not change its name, identity (including its trade name or names), or principal place of business set forth in the introductory paragraph of this Agreement, without, in each case, first giving Lender thirty
(30) days prior written notice. Borrower shall not change its corporate, partnership or other structure, or the place of its organization as set forth in
Section 4.1.34, without, in each case, the consent of Lender. Any such proposed change submitted to Lender for approval shall be deemed approved if (i) Borrower delivers to Lender a written request for such approval marked in bold lettering with the following language: "LENDER'S RESPONSE IS REQUIRED WITHIN FIFTEEN (15) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER" and the envelope containing the request is marked "PRIORITY"; (ii) Lender shall have failed to notify Borrower of its approval or disapproval within such fifteen (15) Business Days following Lender's receipt of Borrower's written request together with a description of the nature of such proposed change, and any and all other information and documentation relating thereto reasonably required by Lender to reach a decision; (iii) Borrower delivers to Lender a second written request for such approval marked in bold lettering with the following language: "LENDER'S RESPONSE IS REQUIRED WITHIN TEN (10) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER. FAILURE TO RESPOND SHALL BE DEEMED AN APPROVAL." and the envelope containing the request is marked "PRIORITY - FINAL NOTICE" and contains the information and documentation required by (ii) above; and (iv) Lender shall have failed to notify Borrower of its approval or disapproval within such ten (10) Business Days following Lender's receipt of the written request referenced in (iii) above. Upon Lender's request, Borrower shall execute and

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deliver additional financing statements, security agreements and other instruments which may be necessary to effectively evidence or perfect Lender's security interest in the Collateral as a result of such change of principal place of business or place of organization. Upon Borrower's request, Lender shall deliver to Borrower a reasonably detailed description of the reasons for any disapprovals under this Section 5.2.7.

         5.2.8 ERISA.

         (a) During the term of the Loan or of any obligation or right hereunder, Borrower shall not be a Plan and none of the assets of Borrower shall constitute Plan Assets.

         (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, and represents and covenants that (A) Borrower is not and does not maintain an "employee benefit plan" as defined in Section 3(32) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (B) Borrower is not subject to State statutes regulating investments and fiduciary obligations with respect to governmental plans; and (C) one or more of the following circumstances is true:

                  (i) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                  (ii) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

                  (iii) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e).

         5.2.9 Affiliate Transactions.

         Borrower shall not enter into, or be a party to, any transaction with an Affiliate of Borrower, Principal, the Operating Lessee SPE Entities or any of the partners of Borrower, Principal or the Operating Lessee SPE Entities except in the ordinary course of business and on terms which are fully disclosed to Lender in advance and are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's-length transaction with an unrelated third party.

         5.2.10 Transfers.

         (a) Neither Borrower nor Operating Lessee shall sell, convey, mortgage, grant, bargain, encumber, pledge, assign, grant options with respect to, or otherwise transfer or dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) the Property or any part thereof or any legal or beneficial interest therein (other than in connection with a Condemnation) or permit or suffer a Sale or Pledge of an interest in any Restricted Party (collectively, a "Transfer"), other than pursuant to Leases of space in the Improvements to tenants in accordance with the provisions of Section 5.1.17 hereof, without (i) the prior written consent of Lender and (ii) if a Securitization

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

has occurred, delivery to Lender of written confirmation from the Rating Agencies that the Transfer will not result in the downgrade, withdrawal or qualification of the then current ratings assigned to any Securities or the proposed rating of any Securities.

         (b) A Transfer shall include, but not be limited to: (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (iii) if a Restricted Party is a corporation, any merger, consolidation or Sale or Pledge of such corporation's stock or the creation or issuance of new stock; (iv) if a Restricted Party is a limited or general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Sale or Pledge of the partnership interest of any general partner or any profits or proceeds relating to such partnership interest, or the Sale or Pledge of limited partnership interests or any profits or proceeds relating to such limited partnership interests or the creation or issuance of new limited partnership interests; (v) if a Restricted Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member or non-member manager (or if no managing member, any member) or the Sale or Pledge of the membership interest of a managing member (or if no managing member, any member) or any profits or proceeds relating to such membership interest, or the Sale or Pledge of non-managing membership interests or the creation or issuance of new non-managing membership interests; or (vi) if a Restricted Party is a trust or nominee trust, any merger, consolidation or the Sale or Pledge of the legal or beneficial interest in a Restricted Party or the creation or issuance of new legal or beneficial interests.

         (c) Notwithstanding the provisions of Sections 5.2.10(a) and (b), the following transfers shall not be deemed to be a Transfer: (i) a transfer by devise or descent or by operation of law upon the death of a member, partner or shareholder of a Restricted Party or a Restricted Party itself; (ii) the Sale or Pledge, in one or a series of transactions, of not more than forty nine percent (49%) of the stock in a Restricted Party; provided, however, no such transfers shall result in the change of voting control in the Restricted Party, and as a condition to each such transfer, Lender shall receive not less than thirty (30) days prior written notice of such proposed transfer and (iii) the Sale or Pledge, in one or a series of transactions, of not more than forty nine percent (49%) of the limited partnership interests or non managing membership interests (as the case may be) in a Restricted Party; provided, however, as a condition to each such transfer, Lender shall receive not less than thirty (30) days prior written notice of such proposed transfer.

         (d) Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer in violation of this
Section 5.2.10. This provision shall apply to every Transfer regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer. Notwithstanding anything to the contrary contained in this Section 5.2.10, (a) no transfer (whether or not such transfer shall constitute a Transfer) shall be made to any Prohibited Person and (b) in the event any transfer (whether or not such transfer shall constitute a Transfer) results in any Person owning in excess of forty-nine percent (49%) of the ownership interest in a Restricted Party, Borrower shall, prior to such transfer, deliver an updated

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

Insolvency Opinion to Lender, which opinion shall be in form, scope and substance acceptable in all respects to Lender and the Rating Agencies.

         (e) Notwithstanding anything to the contrary contained in this Section 5.2.10, Lender's consent shall not be required for the financing or leasing of personal property, including, without limitation, furniture, fixtures and equipment owned or to be purchased by Borrower that is used in connection with the operation of the Property ("Equipment"), provided Lender has received prior written notification of Borrower's intent to finance such Equipment, and provided, further, that (i) any such financing or leasing is subject to commercially prudent terms and conditions and at a market rate of interest, (ii) the Equipment financed or leased is readily replaceable without material interference or interruption to the operation of the Property, and (iii) the aggregate principal amount of such financing and leasing for Equipment located on or used in connection with the Property is at all times less than $250,000 ("Permitted FF&E Financing") and (iv) the financing does not create a Lien on the Property other than on the Equipment financed or leased thereunder.

         (f) Notwithstanding anything to the contrary contained in this Section 5.2.10, a transfer of direct or indirect limited partnership interests and/or non-managing membership interests in a Restricted Party (other than Borrower, Principal, the Operating Lessee SPE Entities or any Affiliated Manager) shall be permitted provided that (i) FelCor Lodging Limited Partnership shall, at all times, own, directly or indirectly, at least fifty-one percent (51%) of the equity interests in, and Control, all Restricted Parties and (ii) FelCor Lodging Trust Incorporated must at all times be the sole general partner of FelCor Lodging Limited Partnership.

         5.2.11 Permitted Transfer.

         Notwithstanding anything to the contrary contained in Section 5.2.10 of this Agreement, Lender shall not unreasonably withhold its consent to a one-time sale, assignment, or other transfer of the Property or the entire ownership interest in Borrower (and, if applicable, Operating Lessee) provided that (a) Lender receives at least sixty (60) days prior written notice of such transfer,
(b) no Event of Default has occurred and is continuing under this Agreement, the Security Instrument, the Note or the other Loan Documents and (c) upon the satisfaction (in the reasonable determination of Lender) of the following conditions:

         (a) Borrower or Transferee (defined below) shall pay any and all costs incurred in connection with the transfer (including, without limitation, Lender's reasonable counsel fees and disbursements and all recording fees, title insurance premiums and mortgage and intangible taxes);

         (b) Borrower shall pay to Lender a transfer fee not to exceed 0.5% of the then unpaid principal balance of the Loan;

         (c) The (i) fee estate or ground leasehold estate of Borrower, as applicable, shall be transferred to a transferee (the "Property Transferee") and the operating leasehold estate of Operating Lessee, if any, shall simultaneously be transferred to an entity in control of or controlled by such Property Transferee (the "Operating Lease Transferee") or (ii) entire interest in Borrower (and, if applicable, Operating Lessee) shall be transferred to a transferee (the

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

"Borrower Transferee"; together with the Property Transferee and the Operating Lease Transferee, individually and collectively, as the context may require, the "Transferee");

         (d) Each Transferee shall comply with all of the requirements of
Section 4.1.35 hereof and the Operating Lease Subordination Agreement, as applicable, or, Borrower and, if applicable, Operating Lessee shall continue to comply with all of the requirements of Section 4.1.35 hereof and the Operating Lease Subordination Agreement, as applicable;

         (e) Each Transferee shall be a Qualified Transferee or entities wholly owned and controlled by a Qualified Transferee;

         (f) If the Property, rather than Borrower (and, if applicable, Operating Lessee) is transferred, Transferee shall assume all of the obligations of Borrower and Operating Lessee, as applicable, under the Note, the Security Instrument, this Agreement and the other Loan Documents;

         (g) The proposed replacement guarantor shall assume all of the obligations of Guarantor under the Guaranty and Environmental Indemnity, in a manner satisfactory to Lender in all respects, including, without limitation, by entering into an assumption agreement in form and substance satisfactory to Lender and delivering such legal opinions as Lender may reasonably require and such proposed replacement guarantor's (i) net worth, as reasonably determined by Lender, shall be at least 150% of the original principal balance of the Loan and
(ii) creditworthiness and liquidity shall be satisfactory to Lender in all respects;

         (h) Unless Transferee delivers the written confirmation from the Rating Agencies required by Section 5.2.11(i) hereof, the Property shall be managed by a Qualified Manager following such transfer;

         (i) If a Securitization has occurred, Transferee shall deliver to Lender written confirmation from the Rating Agencies that the transfer and the assumption by Transferee shall not result in a downgrade, withdrawal or qualification of the ratings then assigned to the Securities;

         (j) If the Property, rather than Borrower (and, if applicable, Operating Lessee) is transferred, Transferee shall deliver an endorsement to the existing Title Insurance Policy insuring the Security Instrument as modified by the assumption agreement, as a valid first lien on the Property and naming Transferee as owner of the fee estate, ground leasehold estate or operating leasehold estate in the Property, as applicable, which endorsement shall insure that as of the recording of the assumption agreement, the Property shall not be subject to any additional Permitted Encumbrances other than those contained in the Title Insurance Policy on the Closing Date;

         (k) Transferee shall deliver to Lender an opinion of counsel from an independent law firm with respect to the substantive non-consolidation of Borrower, Operating Lessee and/or Transferee and its constituent entities (partners, members or shareholders), which law firm and which opinion shall be satisfactory in all respects to (i) Lender, if a Securitization has not occurred, or (ii) Lender and the Rating Agencies, if a Securitization has occurred; and

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         (l) If required by Lender and the Rating Agencies, if a Securitization
has occurred, Borrower shall have delivered to Lender an opinion of counsel in form and substance satisfactory to Lender and the Rating Agencies stating that, if the holder of the Note shall at the time of such transfer be a REMIC, the tax qualification and status of the REMIC Trust as a REMIC will not be adversely affected or impaired as a result of such transfer.

         A consent by Lender with respect to a transfer of the Property in its entirety to, and the related assumption of the Loan by, a Transferee pursuant to this Section 5.2.11 shall not be construed to be a waiver of the right of Lender to consent to any subsequent transfer of the Property. Except as otherwise specifically set forth herein, immediately upon a transfer of the Property to Transferee and the satisfaction of all of the above requirements, the named Borrower herein (unless Borrower is then owned by Transferee) and any then existing Guarantor shall be released from all liability under the Loan Documents accruing after such transfer and which are not the result of any act or omission of Borrower, Operating Lessee SPE Entities, Principal, Guarantor and/or any of its Affiliates.

         VI. INSURANCE; CASUALTY; CONDEMNATION; REQUIRED REPAIRS

         Section 6.1 Insurance.

         (a) Borrower shall obtain and maintain, or cause to be maintained, Policies for Borrower and the Property providing at least the following coverages:

                  (i) so called "All Risk" or Special Form insurance on the Improvements and the Personal Property, in each case (ii) in an amount equal to 100% of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, (iii) containing an agreed amount endorsement or its equivalent with respect to the Improvements, business income, rent loss and Personal Property waiving all co-insurance provisions;
         (iv) providing for no deductible in excess of $100,000; and (v) providing coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements together with an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses. The Full Replacement Cost shall be redetermined from time to time (but not more frequently than once in any twenty-four (24) calendar months) at the request of Lender by an appraiser or contractor designated and paid by Borrower and approved by Lender, or by an engineer or appraiser in the regular employ of the insurer. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade. No omission on the part of Lender to request any such ascertainment shall relieve Borrower of any of its obligations under this Subsection;

                  (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, including "Dram Shop" or other liquor liability coverage if alcoholic beverages are sold from or may be consumed at the Property such insurance (A) to be on the so-called

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         "occurrence" form with a combined single limit of not less than
         $5,000,000.00; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all written and oral contracts; and (5) contractual liability covering the indemnities contained in Article 10 of the Security Instrument to the extent the same is available;

                  (iii) business interruption/loss of rents insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in Section 6.1(a)(i); (C) in an amount equal to 100% of the projected gross income from the Property (on an actual loss sustained basis) for a period continuing until the Restoration of the Property is completed; the amount of such business interruption/loss of rents insurance shall be determined prior to the Closing Date and at least once each year thereafter based on the greatest of: (x) Borrower's reasonable estimate of the gross income from the Property and (y) the highest gross income received during the term of the Note for any full calendar year prior to the date the amount of such insurance is being determined, in each case for the succeeding twenty-four (24) month period and (D) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and the Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve (12) months from the date that the Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; All insurance proceeds payable to Lender pursuant to this Section 6.1(a)(iii) shall be held by Lender and shall be applied to the obligations secured hereunder from time to time due and payable hereunder and under the Note and this Agreement; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note and this Agreement except to the extent such amounts are actually paid out of the proceeds of such business interruption/loss of rents insurance.

                  (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements
         (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the insurance provided for in Section 6.1(c)(ii); and (B) the insurance provided for in Section 6.1(a)(i) shall be written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Section 6.1(a)(i), (3) shall include permission to occupy the Property, and (4) shall contain an agreed amount endorsement waiving co-insurance provisions; provided, however, the insurance required pursuant to this Section 6.1(a)(iv) may be obtained by the Manager for the benefit of Borrower and the Property.

                  (v) workers' compensation, subject to the statutory limits of the State in which the Property is located, and employer's liability insurance with a limit of at least $1,000,000.00 per accident and per disease per employee, and $1,000,000.00 for disease

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         aggregate in respect of any work or operations on or about the
         Property, or in connection with the Property or its operation (if applicable);

                  (vi) comprehensive boiler and machinery insurance covering all mechanical and electrical equipment and boilers and pressure valves, if applicable, in amounts as shall be reasonably required by Lender on terms consistent with the commercial property insurance policy required under Section 6.1(a)(i);

                  (vii) if any portion of the Improvements is at any time located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended, or any successor law (the "Flood Insurance Acts"), flood hazard insurance of the following types and in the following amounts (A) coverage under Policies issued pursuant to the Flood Insurance Acts (the "Flood Insurance Policies") in an amount equal to the maximum limit of coverage available for the Property under the Flood Insurance Acts, subject only to customary deductibles under such Policies and (B) coverage under supplemental private Policies in an amount, which when added to the coverage provided under the Flood Act Policies with respect to the Property, is not less than the Loan amount;

                  (viii) if required by Lender, earthquake, sinkhole and mine subsidence insurance in amounts as determined by Lender in its sole discretion and in form and substance satisfactory to Lender, provided that the insurance pursuant to this Section 6.1(a)(viii) hereof shall be on terms consistent with the all risk insurance policy required under Section 6.1(a)(i) hereof;

                  (ix) umbrella liability insurance in an amount not less than Two Hundred Million and No/100 Dollars ($200,000,000.00) per occurrence on terms consistent with the commercial general liability insurance policy required under Section 6.1(a)(ii) hereof;

                  (x) insurance against terrorism, terrorist acts or similar acts of sabotage ("Terrorism Insurance") pursuant to, at Borrower's option, either (A) a blanket insurance policy with aggregate limits of not less than $50,000,000.00 or (B) a stand-alone insurance policy covering only the Property with coverage of not less than 110% of the Debt (the "Insured Debt Amount"), and, in either case with a deductible of not more than $250,000.00 (the "Terrorism Insurance Required Amount"). Notwithstanding the foregoing sentence, in the event Borrower has obtained a stand-alone insurance policy pursuant to subsection (B) above, Borrower shall not be obligated to expend more than 1.0% times the Insured Debt Amount in any fiscal year on Insurance Premiums for Terrorism Insurance (the "Terrorism Insurance Cap") and if the cost of the Terrorism Insurance Required Amount exceeds the Terrorism Insurance Cap, Borrower shall purchase the maximum amount of Terrorism Insurance available with funds equal to the Terrorism Insurance Cap; provided, however, in the event it is customary among owners of Class A hotel properties in the United States to have "All Risk" coverage without any exclusion (a "Terrorism Exclusion") from coverage under such Policy for loss or damage incurred as a result of an act of terrorism, terrorist acts or similar acts of sabotage,

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         Borrower shall (provided the same does not add any material cost to
         Borrower's Insurance Premiums) obtain a Policy without any such Terrorism Exclusion. In the event that Borrower has obtained a blanket insurance policy pursuant to (A) above and after the occurrence of any event which reduces the amount of insurance available under the Terrorism Insurance required hereunder (whether due to a claim or otherwise), Borrower shall be obligated to immediately increase the coverage of such Terrorism Insurance so that at least $50,000,000.00 of coverage is available thereunder at all times.

                  (xi) a blanket fidelity bond and errors and omissions insurance coverage insuring against losses resulting from dishonest or fraudulent acts committed by (A) Borrower's personnel; (B) any employees of outside firms that provide appraisal, legal, data processing or other services for Borrower or (C) temporary contract employees or student interns; provided, however, the insurance required pursuant to this Section 6.1(a)(xi) may be obtained by the Manager for the benefit of Borrower and the Property and

                  (xii) such other insurance and in such amounts as are required pursuant to the Franchise Agreement or as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located.

         (b) All insurance provided for in Section 6.1(a) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), in such forms and, from time to time after the date hereof, in such amounts as may be satisfactory to Lender, issued by financially sound and responsible insurance companies authorized to do business in the State in which the Property is located and approved by Lender. The initial $30,000,000 of insurance required pursuant to Section 6.1(a)(i), (iii) and (vi) hereof (the "Initial Tier") may be with (1) one or more primary insurers having (or a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with carriers having), a claims paying ability rating by S&P not lower than "AA-" and an A.M. Best rating of at least "A:IX" (a "Initial Tier Insurer") and (2) the balance of the coverage is with one or more carriers having a claims paying ability rating by S&P not lower than "BBB-" and an A.M. Best rating of at least "A:IX"; provided, however, Endurance Specialty Insurance, Ltd. shall be deemed a Initial Tier Insurer so long as it
(x) maintains an A.M. Best rating of at least "A-:IX" and (y) does not provide in excess of $2,000,000 of the insurance coverage required pursuant to the Initial Tier. The remaining portions of the insurance required pursuant to
Section 6.1(a)(i), (iii) and (vi) hereof (the "Second Tier") may be with (1) one or more primary insurers having (or a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with carriers having), a claims paying ability rating by S&P not lower than "A" and an A.M. Best rating of at least "A-:IX" (a "Second Tier Insurer") and
(2) the balance of the coverage is with one or more carriers having a claims paying ability rating by S&P not lower than "BBB-" and an A.M. Best rating of at least "A-:IX"; provided, however, Allied World Assurance Co. shall be deemed a Second Tier Insurer so long as it (x) maintains an A.M. Best rating of at least "A-:IX" and (y) does not provide in excess of $4,500,000 of the insurance coverage required pursuant to the Second Tier. All other insurance companies must have a claims paying ability/financial strength rating of "A"

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(or its equivalent) or better by all of the Rating Agencies and have an A.M.
Best rating of "A:IX" or greater (each such insurer shall be referred to below as a "Qualified Insurer"). Not less than thirty (30) days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to
Section 6.1(a), Borrower shall deliver certified copies of the Policies marked "premium paid" or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "Insurance Premiums"). In the event Borrower desires to obtain the insurance required hereunder from an insurer not meeting the requirements of this Section 6.1(b), Borrower may request, in writing, Lender's approval of such insurer, which approval may be given or withheld in Lender's sole discretion.

         (c) Borrower shall not obtain (i) any umbrella or blanket liability or casualty Policy unless, in each case, such Policy is at least equal in scope of coverage as if a "stand-alone" Policy meeting all of the requirement noted above is provided as such Policy is approved in advance in writing by Lender and Lender's interest is included therein as provided in this Agreement and such Policy is issued by a Qualified Insurer, or (ii) separate insurance concurrent in form or contributing in the event of loss with that required in Section 6.1(a) to be furnished by, or which may be reasonably required to be furnished by, Borrower. In the event Borrower obtains separate insurance or an umbrella or a blanket policy, Borrower shall notify Lender of the same and shall cause certified copies of each Policy to be delivered as required in Section 6.1(a). Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Section 6.1(a). Notwithstanding Lender's approval of any umbrella or blanket liability or casualty Policy hereunder, Lender reserves the right, in its sole discretion, to require Borrower to obtain a separate Policy in compliance with this Section 6.1.

         (d) All Policies provided for or contemplated by Section 6.1(a) hereof, except for the Policy referenced in Section 6.1(a)(v), shall name Lender and Borrower as the insured or additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, and flood insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

         (e) All Policies provided for in Section 6.1(a) hereof shall contain clauses or endorsements to the effect that:

                  (i) no act or negligence of Borrower, or anyone acting for Borrower, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

                  (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or cancelled without at least 30 days' written notice to Lender and any other party named therein as an insured;

                  (iii) each Policy shall provide that the issuers thereof shall give written notice to Lender if the Policy has not been renewed thirty
         (30) days prior to its expiration; and

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                  (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

         (f) Borrower shall furnish to Lender, on or before thirty (30) days after the close of each of Borrower's fiscal years, a statement certified by Borrower or a duly authorized officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Lender, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Lender.

         (g) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, with prior notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by the Security Instrument and shall bear interest at the Default Rate.

         (h) In the event of a foreclosure of the Security Instrument, or other transfer of title to the Property in extinguishment in whole or in part of the Debt all right, title and interest of Borrower in and to the Policies then in force and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

         Section 6.2 Casualty.

         If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "Casualty"), Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the Restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such Casualty, with such alterations as may be reasonably approved by Lender and otherwise in accordance with Section 6.4. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower.

         Section 6.3 Condemnation.

         Borrower shall promptly give Lender notice of the actual or threatened commencement of any proceeding for the Condemnation of all or any part of the Property and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through Condemnation or otherwise (including, but not limited to, any transfer made in lieu of or in anticipation of the

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exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any Award shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided herein or in the Note. If the Property or any portion thereof is taken by a condemning authority, Borrower shall, promptly commence and diligently prosecute the Restoration of the Property and otherwise comply with the provisions of Section 6.4. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt.

         Section 6.4 Restoration.

         The following provisions shall apply in connection with the Restoration of the Property:

         (a) If the Net Proceeds shall be less than Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) and the costs of completing the Restoration shall be less than Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Section 6.4(b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement.

         (b) If the Net Proceeds are equal to or greater than Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) or the costs of completing the Restoration is equal to or greater than Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Section 6.4. The term "Net Proceeds" shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Section 6.1(a)(i), (iv), (vi), (vii) and (viii) as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Insurance Proceeds"), or (ii) the net amount of the Award, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Condemnation Proceeds"), whichever the case may be.

                  (i) The Net Proceeds shall be made available to Borrower for Restoration provided that each of the following conditions are met:

                           (A) no Default or Event of Default (unless caused
                  solely by the Condemnation or Casualty) shall have occurred and be continuing;

                           (B) (1) in the event the Net Proceeds are Insurance
                  Proceeds, less than thirty percent (30%) of the total floor area of the Improvements on the Property has been damaged, destroyed or rendered unusable as a result of such Casualty or
                  (2) in the event the Net Proceeds are Condemnation Proceeds, less than ten

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                  percent (10%) of the land constituting the Property is taken, and such land is located along the perimeter or periphery of the Property, and no portion of the Improvements is located on such land;

                           (C) The Operating Lease shall remain in full force
                  and effect during and after the completion of the Restoration;

                           (D) Borrower shall commence the Restoration as soon
                  as reasonably practicable (but in no event later than thirty
                  (30) days after such Casualty or Condemnation, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion in compliance with all Legal Requirements, including, without limitation, all applicable Environmental Laws and in accordance with the terms and conditions of the Franchise Agreement;

                           (E) Lender shall be satisfied that any operating
                  deficits, including all scheduled payments of principal and interest under the Note, which will be incurred with respect to the Property as a result of the occurrence of any such Casualty or Condemnation, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Section 6.1(a)(iii), if applicable, or
                  (3) by other funds of Borrower;

                           (F) Lender shall be satisfied that the Restoration
                  will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date, (2) six (6) months after the occurrence of such Casualty or Condemnation, (3) the earliest date required for such completion under the terms of any Leases which are required in accordance with the provisions of this Section 6.4(b) to remain in effect subsequent to the occurrence of such Casualty or Condemnation and the completion of the Restoration, (4) the date required for such completion pursuant to the Franchise Agreement, (5) such time as may be required under Applicable Law, in order to repair and restore the Property to the condition it was in immediately prior to such Casualty or Condemnation or (6) the expiration of the insurance coverage referred to in Section 6.1(a)(iii);

                           (G) the Property and the use thereof after the
                  Restoration will be in compliance with and permitted under all Legal Requirements;

                           (H) Lender shall be satisfied that the Debt Service
                  Coverage Ratio for the twelve (12) month period immediately succeeding the completion of the Restoration shall be equal to or greater than 1.30 to 1;

                           (I) such Casualty or Condemnation, as applicable,
                  does not result in the loss of access in any material respect to the Property or the Improvements;

                           (J) Borrower shall deliver, or cause to be delivered,
                  to Lender a signed detailed budget approved in writing by Borrower's architect or engineer stating the entire cost of completing the Restoration, which budget shall be acceptable to Lender;

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

                           (K) the Net Proceeds together with any Cash or Cash
                  equivalent deposited by Borrower with Lender are sufficient in Lender's discretion to cover the cost of the Restoration;

                           (L) the Management Agreement in effect as of the date
                  of the occurrence of such Casualty or Condemnation, whichever the case may be, shall (1) remain in full force and effect during the Restoration and shall not otherwise terminate as a result of the Casualty or Condemnation or the Restoration or
                  (2) if terminated, shall have been replaced with a Replacement Management Agreement with a Qualified Manager, prior to the opening or reopening of the Property or any portion thereof for business with the public; and

                           (M) the Franchise Agreement is not terminated as a
                  result of such Casualty or Condemnation.

                  (ii) The Net Proceeds shall be held by Lender in an interest-bearing account and, until disbursed in accordance with the provisions of this Section 6.4(b), shall constitute additional security for the Debt and other obligations under the Loan Documents. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other Liens or encumbrances of any nature whatsoever on the Property which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company issuing the Title Insurance Policy.

                  (iii) All plans and specifications required in connection with the Restoration, the cost of which is greater than $250,000.00, shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "Casualty Consultant"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration the cost of which is greater than $250,000.00, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Casualty Consultant. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

                  (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The term "Casualty Retainage" shall mean an amount equal to ten percent (10%), of the costs actually incurred for work in place as part of the

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         Restoration, as certified by the Casualty Consultant, until the
         Restoration has been completed. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section 6.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 6.4(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate Governmental Authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage; provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the Title Insurance Policy for the Property, and Lender receives an endorsement to such Title Insurance Policy insuring the continued priority of the Lien of the Security Instrument and evidence of payment of any premium payable for such endorsement. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

                  (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

                  (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Lender in consultation with the Casualty Consultant, if any, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 6.4(b) shall constitute additional security for the Debt and other obligations under the Loan Documents.

                  (vii) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 6.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have

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         occurred and shall be continuing under the Note, this Agreement or any of the other Loan Documents.

         (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Section 6.4(b)(vii) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its sole discretion shall deem proper, or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall approve, in its discretion. If Lender shall receive and retain Net Proceeds, the Lien of the Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.

         VII. RESERVE FUNDS

         Section 7.1 Required Repair Funds.

         7.1.1 Deposits.

         On the Closing Date, Borrower shall deposit into an escrow account with Lender (the "Required Repair Account") the amount set forth on such Schedule
7.1.1 hereto to perform the Required Repairs. Amounts so deposited with Lender shall be held by Lender in accordance with Section 7.7 hereof. Amounts so deposited shall hereinafter be referred to as Borrower's "Required Repair Fund." Borrower shall perform the repairs at the Property, as more particularly set forth on Schedule 7.1.1 hereto (such repairs hereinafter referred to as "Required Repairs"). Borrower shall complete the Required Repairs on or before the date which is three hundred sixty five (365) days from the date hereof. It shall be an Event of Default under this Agreement if (a) Borrower does not complete the Required Repairs at the Property within three hundred sixty five
(365) days from the date hereof, or (b) Borrower does not satisfy each condition contained in Section 7.1.2 hereof. Upon the occurrence of an Event of Default, Lender, at its option, may withdraw all Required Repair Funds from the Required Repair Account and Lender may apply such funds either to completion of the Required Repairs at the Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply Required Repair Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents.

         7.1.2 Release of Required Repair Funds.

         Lender shall disburse to Borrower the Required Repair Funds from the Required Repair Account from time to time upon satisfaction by Borrower of each of the following conditions: (a) Borrower shall submit a written request for payment to Lender at least fifteen (15) days prior to the date on which Borrower requests such payment be made and specifies the Required Repairs to be paid, (b) on the date such request is received by Lender and on the date such payment is to be made, no Event of Default shall exist and remain uncured, (c) Lender shall have received an Officer's Certificate (i) stating that all Required Repairs at the Property to be funded by the requested disbursement have been completed in good and workmanlike manner and, to the best of Borrower's knowledge, in accordance with all Legal Requirements and

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Environmental Laws, such certificate to be accompanied by a copy of any license, permit or other approval by any Governmental Authority required to commence and/or complete the Required Repairs, (ii) identifying each Person that supplied materials or labor in connection with the Required Repairs performed at the Property with respect to the reimbursement to be funded by the requested disbursement, and (iii) stating that each such Person has been paid in full upon such disbursement, such Officer's Certificate to be accompanied by lien waivers or other evidence of payment satisfactory to Lender, (d) at Lender's option, a title search for the Property indicating that the Property is free from all Liens, claims and other encumbrances not previously approved by Lender, and (e) Lender shall have received such other evidence as Lender shall reasonably request that the Required Repairs at the Property to be funded by the requested disbursement have been completed and are paid for upon such disbursement to Borrower. Lender shall not be required to make disbursements from the Required Repair Account unless such requested disbursement is in an amount greater than $25,000 (or a lesser amount if the total amount in the Required Repair Account is less than $25,000, in which case only one disbursement of the amount remaining in the account shall be made). Lender shall not be obligated to make disbursements from the Required Repair Account in excess of the amount deposited by Borrower. Upon Lender's receipt of evidence of completion of all Required Repairs in accordance with the terms hereof, any remaining Required Repair Funds shall be disbursed to Borrower.

         Section 7.2 Tax and Insurance Escrow Fund.

         Borrower shall pay to Lender on each Payment Date (a) one-twelfth of the Taxes (the "Monthly Tax Deposit") that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to their respective due dates; and (b) at the option of Lender, if the liability or casualty Policy maintained by Borrower covering the Property shall not constitute an approved blanket or umbrella Policy pursuant to Section 6.1(c) hereof, one-twelfth of the Insurance Premiums (the "Monthly Insurance Premium Deposit") that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (said amounts in (a) and (b) above hereinafter called the "Tax and Insurance Escrow Fund"). In the event Lender shall elect to collect payments in escrow for Insurance Premiums pursuant to clause (b) above, Borrower shall pay to Lender an initial deposit to be determined by Lender, in its sole discretion, to increase the amounts in the Tax and Insurance Escrow Fund to an amount which, together with anticipated Monthly Insurance Premium Deposits, shall be sufficient to pay all Insurance Premiums as they become due. The Tax and Insurance Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note and this Agreement, shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Section 5.1.2 hereof. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums

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pursuant to Section 5.1.2 hereof, Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. In allocating such excess, Lender may deal with the Person shown on the records of Lender to be the owner of the Property. Any amount remaining in the Tax and Insurance Escrow Fund after the Debt has been paid in full shall be returned to Borrower. If at any time Lender reasonably determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay Taxes and Insurance Premiums by the dates set forth in (a) and (b) above, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the Taxes and/or thirty (30) days prior to expiration of the Policies, as the case may be.

         Section 7.3 Replacements and Replacement Reserve.

         7.3.1 Replacement Reserve Fund.

         Borrower shall pay to Lender on each Payment Date, the Replacement Reserve Monthly Deposit for Capital Expenditures required to be made to the Property during the calendar year, as may be necessary to maintain and operate first class, reputable hotels in the manner and quality of the hotels operated at the Property on the date hereof (collectively, the "Replacements"). Amounts so deposited shall hereinafter be referred to as Borrower's "Replacement Reserve Fund".

         7.3.2 Disbursements from Replacement Reserve Account.

         (a) Lender shall make disbursements from the Replacement Reserve Account to reimburse Borrower only for the costs of the Replacements. Lender shall not be obligated to make disbursements from the Replacement Reserve Account to reimburse Borrower for the costs of routine maintenance (other than Replacements) to the Property or for costs which are to be reimbursed from the Required Repair Fund.

         (b) Lender shall, upon written request from Borrower and satisfaction of the requirements set forth in this Section 7.3.2, disburse to Borrower amounts from the Replacement Reserve Account necessary to reimburse Borrower for the actual costs of Replacements. In no event shall Lender be obligated to disburse funds from the Replacement Reserve Account if an Event of Default exists.

         (c) Each request for disbursement from the Replacement Reserve Account shall be in a form reasonably acceptable to Lender and shall specify (i) the specific Replacements for which the disbursement is requested, (ii) the quantity and price of each item purchased, if the Replacement includes the purchase or replacement of specific items, (iii) the price of all materials (grouped by type or category) used in any Replacement other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services applicable to each Replacement for which the disbursement is requested. With each request Borrower shall certify that, to the best of Borrower's knowledge, all Replacements have been made in accordance with all applicable Legal Requirements of any Governmental Authority having jurisdiction over the Property to which the Replacements are being provided. Upon request of

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Lender in connection with each request for disbursement in excess of $200,000,
Borrower shall provide Lender with copies of invoices for amounts in excess of $100,000 for items or materials purchased or contracted labor or services. Borrower shall provide Lender evidence of completion satisfactory to Lender in its reasonable judgment.

         (d) Borrower shall pay all invoices in connection with the Replacements with respect to each request for disbursement prior to submitting such request for disbursement from the Replacement Reserve Account or, at the request of Borrower, Lender will issue joint checks, payable to Borrower and the contractor, supplier, materialman, mechanic, subcontractor or other party to whom payment is due in connection with a Replacement. In the case of payments made by joint check, Lender may require a waiver of lien from each Person receiving payment prior to Lender's disbursement from the Replacement Reserve Account. In addition, as a condition to any disbursement, Lender may require Borrower to obtain lien waivers from each contractor, supplier, materialman, mechanic or subcontractor who receives payment in an amount equal to or greater than $100,000 for completion of its work or delivery of its materials. Any lien waiver delivered hereunder shall conform to the requirements of Applicable Law and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current reimbursement request (or, in the event that payment to such contractor, supplier, subcontractor, mechanic or materialmen is to be made by a joint check, the release of lien shall be effective through the date covered by the previous release of funds request).

         (e) Borrower shall not make a request for disbursement from the Replacement Reserve Account more frequently than once in any calendar month and (except in connection with the final disbursement) the total cost of all Replacements in any request shall not be less than $25,000.

         7.3.3 Performance of Replacements.

         (a) Borrower shall make Replacements when required in order to keep the Property in condition and repair consistent with other first class, full service hotels in the same market segment and under the same franchisor in the metropolitan area in which the Property is located, and to keep the Property or any portion thereof from deteriorating. Borrower shall complete all Replacements in a good and workmanlike manner as soon as practicable following the commencement of making each such Replacement.

         (b) Intentionally Deleted.

         (c) Upon the occurrence and during the continuance of an Event of Default, in the event Lender determines in its reasonable discretion that any Replacement is not being performed in a workmanlike or timely manner or that any Replacement has not been completed in a workmanlike or timely manner, Lender shall have the option, without providing any prior notice to Borrower, to withhold disbursement for such unsatisfactory Replacement and to proceed under existing contracts or, upon five (5) Business Days prior written notice to Borrower, to contract with third parties to complete such Replacement and to apply the Replacement Reserve Fund toward the labor and materials necessary to complete such

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Replacement and to exercise any and all other remedies available to Lender upon an Event of Default hereunder.

         (d) In order to facilitate Lender's completion or making of the Replacements pursuant to Section 7.3.3(c) above, upon the occurrence and during the continuance of an Event of Default, Borrower grants Lender the right to enter onto the Property and perform any and all work and labor necessary to complete or make the Replacements and/or employ watchmen to protect the Property from damage. All sums so expended by Lender, to the extent not from the Replacement Reserve Fund, shall be deemed to have been advanced under the Loan to Borrower and secured by the Security Instrument. For this purpose, Borrower constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Replacements in the name of Borrower. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Borrower empowers said attorney-in-fact as follows: (i) to use any funds in the Replacement Reserve Account for the purpose of making or completing the Replacements; (ii) to make such additions, changes and corrections to the Replacements as shall be necessary or desirable to complete the Replacements; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against the Property, or as may be necessary or desirable for the completion of the Replacements, or for clearance of title; (v) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with the Property or the rehabilitation and repair of the Property; and (vii) to do any and every act which Borrower might do in its own behalf to fulfill the terms of this Agreement.

         (e) Nothing in this Section 7.3.3 shall: (i) make Lender responsible for making or completing the Replacements; (ii) require Lender to expend funds in addition to the Replacement Reserve Fund to make or complete any Replacement;
(iii) obligate Lender to proceed with the Replacements; or (iv) obligate Lender to demand from Borrower additional sums to make or complete any Replacement.

         (f) Borrower shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect, or inspector) or third parties making Replacements pursuant to this Section 7.3.3 to enter onto the Property during normal business hours (subject to the rights of tenants under their Leases) to inspect the progress of any Replacements and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Replacements which are or may be kept at the Property, and to complete any Replacements made pursuant to this Section 7.3.3. Borrower shall cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections described in this Section 7.3.3(f) or the completion of Replacements pursuant to this Section 7.3.3.

         (g) Upon the occurrence and during the continuance of an Event of Default, Lender may require an inspection of the Property at Borrower's expense prior to making a monthly disbursement from the Replacement Reserve Account in order to verify completion of the Replacements for which reimbursement is sought. Lender may require that such inspection be conducted by an appropriate independent qualified professional selected by Lender and/or may

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require a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of any amounts from the Replacement Reserve Account. Borrower shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent qualified professional.

         (h) The Replacements and all materials, equipment, fixtures, or any other item comprising a part of any Replacement shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialmen's or other Liens.

         (i) Before each disbursement from the Replacement Reserve Account relating to actual physical work on the Improvements in excess of $200,000, Lender may require Borrower to provide Lender with a search of title to the Property effective to the date of the disbursement, which search shows that no mechanic's or materialmen's Liens or other Liens of any nature have been placed against the Property since the date of recordation of the Security Instrument and that title to the Property is free and clear of all Liens (other than the Lien of the Security Instrument and other Permitted Encumbrances).

         (j) All Replacements shall comply with all applicable Legal Requirements of all Governmental Authorities having jurisdiction over the Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

         (k) In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workmen's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under Applicable Law in connection with a particular Replacement. All such policies shall be in form and amount reasonably satisfactory to Lender. All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed. Certified copies of such policies shall be delivered to Lender

         7.3.4 Failure to Make Replacements.

         (a) It shall be an Event of Default under this Agreement if Borrower fails to comply with any provision of this Section 7.3 and such failure is not cured within thirty (30) days after written notice from Lender. Upon the occurrence of an Event of Default, Lender may use the Replacement Reserve Fund (or any portion thereof) for any purpose, including but not limited to completion of the Replacements as provided in Sections 7.3.3(c) and 7.3.3(d), or for any other repair or replacement to the Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply the Replacement Reserve Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents.

         (b) Nothing in this Agreement shall obligate Lender to apply all or any portion of the Replacement Reserve Fund on account of an Event of Default to payment of the Debt or in any specific order or priority.

         7.3.5 Balance in the Replacement Reserve Account.

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         The insufficiency of any balance in the Replacement Reserve Account shall not relieve Borrower from its obligation to fulfill all preservation and maintenance covenants in the Loan Documents.

         Section 7.4 Intentionally Deleted.

         Section 7.5 Intentionally Deleted.

         Section 7.6 Intentionally Deleted.

         Section 7.7 Reserve Funds, Generally.

         (a) Borrower grants to Lender a first-priority perfected security interest in each of the Reserve Funds and the related Accounts and any and all monies now or hereafter deposited in each Reserve Fund and related Account as additional security for payment of the Debt. Until expended or applied in accordance herewith, the Reserve Funds and the related Accounts shall constitute additional security for the Debt.

         (b) Upon the occurrence of an Event of Default, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in any or all of the Reserve Funds to the payment of the Debt in any order in its sole discretion.

         (c) The Reserve Funds shall not constitute trust funds and may be commingled with other monies held by Lender.

         (d) The Reserve Funds shall be held in interest bearing accounts and all earnings or interest on a Reserve Fund shall be added to and become a part of such Reserve Fund and shall be disbursed in the same manner as other monies deposited in such Reserve Fund, except that earnings or interest on the Tax and Insurance Escrow Fund shall not be added to or become a part thereof and shall be the sole property of and shall be paid to Lender.

         (e) Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any Reserve Fund or related Account or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

         (f) Borrower shall indemnify Lender and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys fees and expenses) arising from or in any way connected with the Reserve Funds or the related Accounts or the performance of the obligations for which the Reserve Funds or the related Accounts were established, except to the extent arising from the fraud, illegal acts, gross negligence or willful misconduct of Lender, its agents or employees. Borrower shall assign to Lender all rights and claims Borrower may have against all Persons supplying labor, materials or other services which are to be paid from or secured by the Reserve Funds or the related Accounts; provided, however, that Lender may not pursue any such right or claim unless an Event of Default has occurred and remains uncured.

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         VIII. DEFAULTS

         Section 8.1 Event of Default.

         (a) Each of the following events shall constitute an event of default hereunder (an "Event of Default"):

                  (i) if any portion of the Debt is not paid on or before the date the same is due and payable;

                  (ii) if any of the Taxes or Other Charges are not paid on or before the date when the same are due and payable;

                  (iii) if the Policies are not kept in full force and effect or if certified copies of the Policies are not delivered to Lender promptly on request;

                  (iv) if a Transfer occurs in violation of the provisions of
         Section 5.2.10 hereof or Article 7 of the Security Instrument;

                  (v) if any representation or warranty made by Borrower, an Operating Lessee SPE Entity, Principal, Indemnitor or Guarantor herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Lender shall have been false or misleading in any material respect as of the date the representation or warranty was made;

                  (vi) if Borrower, an Operating Lessee SPE Entity, Principal, Indemnitor, Guarantor or any other guarantor under any guaranty issued in connection with the Loan shall make an assignment for the benefit of creditors;

                  (vii) if a receiver, liquidator or trustee shall be appointed for Borrower, Principal, an Operating Lessee SPE Entity, Indemnitor, Guarantor or any other guarantor under any guarantee issued in connection with the Loan or if Borrower, Principal, an Operating Lessee SPE Entity, Indemnitor, Guarantor or such other guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to the Bankruptcy Code, or any similar federal or State law, shall be filed by or against, consented to, or acquiesced in by, Borrower, Principal, an Operating Lessee SPE Entity, Indemnitor, Guarantor or such other guarantor, or if any proceeding for the dissolution or liquidation of Borrower, Principal, an Operating Lessee SPE Entity, Indemnitor, Guarantor or such other guarantor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, Principal, an Operating Lessee SPE Entity, Indemnitor, Guarantor or such other guarantor, upon the same not being discharged, stayed or dismissed within sixty (60) days;

                  (viii) if Borrower or Operating Lessee attempts to assign its rights under this Agreement or any of the other Loan Documents or any interest herein or therein in contravention of the Loan Documents;

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                  (ix) other than for with respect to a default which is
         expressly contemplated by another subsection of this Section 8.1(a), if Borrower breaches any of its respective negative covenants contained in
         Section 5.2;

                  (x) if Borrower violates or does not comply in any material respect with any of the provisions of Section 5.1.17 hereof;

                  (xi) if a (a) default has occurred and continues beyond any applicable cure period under the Management Agreement (or any Replacement Management Agreement) if such default permits the Manager thereunder to terminate or cancel the Management Agreement (or any Replacement Management Agreement) or (b) any Management Agreement (or Replacement Management Agreement) expires or otherwise terminates and is not replaced with a Replacement Management Agreement or (c) if the Property operates for any time without the Management Agreement or a Replacement Management Agreement;

                  (xii) if Borrower or Principal violates or does not comply in all material respects with the provisions of Section 4.1.35 hereof;

                  (xiii) if the Property becomes subject to any mechanic's, materialman's or other Lien other than a Lien for local real estate taxes and assessments not then due and payable and the Lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of sixty (60) days;

                  (xiv) if any federal tax Lien or state or local income tax Lien is filed against Borrower, Principal, an Operating Lessee SPE Entity, any Guarantor, Indemnitor or the Property and same is not discharged of record within thirty (30) days after same is filed;

                  (xv) (A) Borrower fails to timely provide Lender with the written certification and evidence referred to in Section 5.2.8 hereof,
         (B) Borrower or Operating Lessee is a Plan or its assets constitute Plan Asset; or (C) Borrower or Operating Lessee consummates a transaction which would cause the Security Instrument or Lender's exercise of its rights under the Security Instrument, the Note, this Agreement or the other Loan Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a State statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA, the Code, a State statute or other similar law;

                  (xvi) if Borrower shall fail to deliver to Lender, within fifteen (15) Business Days after request by Lender, the estoppel certificates required pursuant to the terms of Section 5.1.13(a) hereof;

                  (xvii) if any default occurs under any guaranty or indemnity executed in connection herewith (including, without limitation, the Guaranty and the Environmental Indemnity) and such default continues after the expiration of applicable grace periods, if any;

                  (xviii) other than in connection with the Permitted FF&E Financing, if Borrower shall be in default beyond applicable notice and grace periods under any other mortgage,

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         deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to the Security Instrument;

                  (xix) with respect to any term, covenant or provision set forth herein which specifically contains a notice requirement or grace period, if Borrower shall be in default under such term, covenant or condition after the giving of such notice or the expiration of such grace period;

                  (xx) if any default occurs under the Operating Lease Subordination Agreement, and such default continues after the expiration of applicable grace or cure periods, if any;

                  (xxi) if there shall occur any material default under the Operating Lease, in the observance or performance of any term, covenant or condition of the Operating Lease to be observed or performed and said default is not cured following the expiration of any applicable grace and notice periods therein provided or if the leasehold estate created by the Operating Lease shall be surrendered or if the Operating Lease shall cease to be in full force and effect or the Operating Lease shall be terminated or canceled for any reason or under any circumstances whatsoever, or if any of the terms, covenants or conditions of the Operating Lease shall in any manner be modified, changed, supplemented, altered, or amended in any material respect without the consent of Lender;

                  (xxii) if any of the assumptions contained in the Insolvency Opinion, or in any other "non-consolidation" opinion delivered to Lender in connection with the Loan, or in any other "non-consolidation" opinion delivered subsequent to the closing of the Loan, is or shall become untrue in any material respect;

                  (xxiii) if (a) a material default has occurred and continues beyond any applicable cure period under the Franchise Agreement, and such default permits a party to terminate or cancel the Franchise Agreement or (b) any Franchise Agreement expires or otherwise terminates and is not replaced with a Replacement Franchise Agreement;

                  (xxiv) if Borrower ceases to operate a hotel on the Property or terminates such business for any reason whatsoever (other than temporary cessation in connection with any renovations to the Property or restoration of the Property after Casualty or Condemnation);

                  (xxv) if Borrower terminates or cancels the Franchise Agreement, without Lender's prior written consent;

                  (xxvi) if Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement not specified in subsections (i) to (xxv) above, for ten (10) days after written notice to Borrower from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after written notice from Lender in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that Borrower shall have commenced to cure such Default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as

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         is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed sixty (60) days; or

                  (xxvii) if there shall be default under the Security Instrument or any of the other Loan Documents beyond any applicable notice and cure periods contained in such documents, whether as to Borrower or the Property, or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt.

         (b) Upon the occurrence of an Event of Default (other than an Event of Default described in clauses (vi) or (vii) above) and at any time thereafter, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, Lender may take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in and to all or the Property, including, without limitation, declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and any or all of the Property, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (vi) or (vii) above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

         Section 8.2 Remedies.

         (a) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or the Property or any other Collateral. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by Applicable Law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by Applicable Law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing (i) Lender is not subject to any "one action" or "election of remedies" law or rule, and (ii) all Liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Property and the other Collateral and the Security Instrument has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

         (b) With respect to Borrower and the Property, nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to the Property or

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Collateral for the satisfaction of any of the Debt in preference or priority to any other Property or Collateral, and Lender may seek satisfaction out of all of the Property or any other Collateral or any part thereof, in its absolute discretion in respect of the Debt. In addition, Lender shall have the right from time to time to partially foreclose the Security Instrument in any manner and for any amounts secured by the Security Instrument then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose one or more of the Security Instrument to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose one or more of the Security Instrument to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by one or more of the Security Instrument as Lender may elect. Notwithstanding one or more partial foreclosures, the Property shall remain subject to the Security Instrument to secure payment of sums secured by the Security Instrument and not previously recovered.

         (c) Lender shall have the right, from time to time, to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (the "Severed Loan Documents") in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under such power until three (3) days after notice has been given to Borrower by Lender of Lender's intent to exercise its rights under such power. The Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date.

         Section 8.3 Remedies Cumulative; Waivers.

         The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singularly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one or more Defaults or Events of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

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         IX. SPECIAL PROVISIONS

         Section 9.1 Sale of Notes and Securitization.

                  Lender may, at any time, sell, pledge, transfer or assign the Note, this Agreement, the Security Instrument and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities (the "Securities") evidencing a beneficial interest in a rated or unrated public offering or private placement (a "Securitization"). At the request of the holder of the Note and, to the extent not already required to be provided by Borrower under this Agreement, Borrower (subject to the limitations set forth at the end of this Section 9.1) shall use its best efforts to satisfy the market standards to which Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with a Securitization or the sale of the Note or the participations or Securities, including, without limitation, to:

         (a) (i) provide such financial and other information with respect to the Property, Borrower and the Manager, (ii) provide budgets relating to the Property and (iii) permit Lender or Lender's designees to perform or permit or cause to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Property, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be necessary or appropriate in connection with the Securitization (the "Provided Information"), together, if customary, with appropriate verification and/or consents of the Provided Information through letters of accountants or opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies;

         (b) if required by the Rating Agencies, deliver (i) a revised Insolvency Opinion, (ii) revised opinions of counsel as to due execution and enforceability with respect to the Property, Borrower, Guarantor, Indemnitor, Principal, the Operating Lessee SPE Entities and the Loan Documents, and (iii) revised organizational documents for Borrower, Guarantor, Indemnitor, Principal the Operating Lessee SPE Entities and their respective Affiliates (including, without limitation, such revisions as are necessary to comply with the provisions of Section 4.1.35 hereof), which counsel, opinions and organizational documents shall be satisfactory to Lender and the Rating Agencies;

         (c) if required by the Rating Agencies, deliver such additional tenant estoppel letters, subordination agreements or other agreements from parties to agreements that affect the Property, reasonably requested by Lender and the Rating Agencies;

         (d) execute such amendments to the Loan Documents and organizational documents as may be reasonably requested by the holder of the Note or the Rating Agencies or otherwise to effect the Securitization; provided, however, that Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would (i) materially increase Borrower's obligations or out-of-pocket costs related to compliance with this Agreement, (except for modifications and amendments required to be made pursuant to Section 9.1 (e) below), (ii) change the interest rate, the stated maturity or the amortization of principal set forth in the Note

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

or (iii) modify or amend any other economic, financial or payment term (or otherwise modify or amend in any material respect any of the terms) of the Loan;

         (e) if Lender elects, in its sole discretion, prior to or upon a Securitization, to split the Loan into two or more parts, or the Note into multiple component notes or tranches which may have different interest rates, amortization payments and principal amounts, Borrower agrees to cooperate with Lender in connection with the foregoing and to execute the required modifications and amendments to the Note, this Agreement and the Loan Documents and to provide opinions necessary to effectuate the same. Such Notes or components may be assigned different interest rates, so long as the initial weighted average of such interest rates does not exceed the Applicable Interest Rate and the aggregate monthly debt service payments do not exceed the Monthly Debt Service Payment Amount; and

         (f) make such representations and warranties as of the closing date of the Securitization with respect to the Property, Borrower, and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents.

         Other than costs and expenses which are otherwise the responsible of Borrower pursuant to the terms of the Loan Documents, in connection with Borrower's complying with requests made under this Section 9.1, Borrower shall only be responsible for the payment of (i) Borrower's legal counsel and accountants and (ii) any internal, administrative or clerical cost and expenses incurred by Borrower.

         Section 9.2 Securitization Indemnification.

         (a) Borrower understands that certain of the Provided Information may be included in disclosure documents in connection with the Securitization, including, without limitation, a prospectus supplement, private placement memorandum, offering circular or other offering document (each a "Disclosure Document") and may also be included in filings (an "Exchange Act Filing") with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to Investors or prospective Investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, Borrower will cooperate with the holder of the Note in updating the Disclosure Document by providing all current information necessary to keep the Disclosure Document accurate and complete in all material respects.

         (b) Borrower agrees to provide in connection with each of (i) a preliminary and a final private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable, or (iii) collateral and structured term sheets or similar materials, an indemnification certificate
(A) certifying that Borrower has carefully examined such memorandum or prospectus or term sheets, as applicable, including without limitation, the sections entitled "Special Considerations," "Description of the Mortgages," "Description of the

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Mortgage Loans and Mortgaged Property," "The Manager," "The Borrower" and
"Certain Legal Aspects of the Mortgage Loan," and such sections (and any other sections reasonably requested) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading in any material respect, (B) indemnifying Lender (and for purposes of this Section 9.2, Lender hereunder shall include its officers and directors), the Affiliate of JPMorgan Chase Bank ("JPMorgan Chase") that has filed the registration statement relating to the Securitization (the "Registration Statement"), each of its directors, each of its officers who have signed the Registration Statement and each Person who controls the Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "JPMorgan Chase Group"), and JPMorgan Chase, each of its directors and each Person who controls JPMorgan Chase within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (collectively, the "Liabilities") to which Lender, the JPMorgan Chase Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement of any material fact contained in such sections described in clause (A) above, or arise out of or are based upon the omission to state therein a material fact required to be stated in such sections or necessary in order to make the statements in such sections or in light of the circumstances under which they were made, not misleading in any material respect and (C) agreeing to reimburse Lender, the JPMorgan Chase Group and the Underwriter Group for any legal or other expenses reasonably incurred by Lender the JPMorgan Chase Group and the Underwriter Group in connection with investigating or defending the Liabilities; provided, however, that Borrower will be liable in any such case under clauses (B) or (C) above only to the extent that any such Liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by or on behalf of Borrower in connection with the preparation of the memorandum or prospectus or in connection with the underwriting of the debt, including, without limitation, financial statements of Borrower, operating statements, rent rolls, environmental site assessment reports and property condition reports with respect to the Property. This indemnification will be in addition to any liability which Borrower may otherwise have. Moreover, the indemnification provided for in Clauses (B) and
(C) above shall be effective whether or not an indemnification certificate described in (A) above is provided and shall be applicable based on information previously provided by Borrower or its Affiliates if Borrower does not provide the indemnification certificate.

         (c) In connection with filings under the Exchange Act, Borrower agrees to indemnify (i) Lender, the JPMorgan Chase Group and the Underwriter Group for Liabilities to which Lender, the JPMorgan Chase Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission to state in the Provided Information a material fact required to be stated in the Provided Information in order to make the statements in the Provided Information, in light of the circumstances under which they were made not misleading in any material respect and (ii) reimburse Lender, the JPMorgan Chase Group or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the JPMorgan Chase Group or the Underwriter Group in connection with defending or investigating the Liabilities.

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         (d) Promptly after receipt by an indemnified party under this Section
9.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9.2, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party under this
Section 9.2 the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party to parties. The indemnifying party shall not be liable for the expenses of more than one such separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party.

         (e) In order to provide for just and equitable contribution in circumstances in which the indemnifications provided for in Section 9.2(b) or
(c) is or are for any reason held to be unenforceable by an indemnified party in respect of any Liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 9.2(b) or (c), the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Liabilities (or action in respect thereof); provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered:
(i) JPMorgan Chase's and Borrower's relative knowledge and access to information concerning the matter with respect to which claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender and Borrower hereby agree that it would not be equitable if the amount of such contribution were determined solely by pro rata or per capita allocation.

         (f) The liabilities and obligations of both Borrower and Lender under this Section 9.2 shall survive the termination of this Agreement and the satisfaction and discharge of the Debt.

         Section 9.3 Servicer.

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

         At the option of Lender or Agent, the Loan may be serviced by a servicer/trustee (the "Servicer") selected by Lender or Agent and Lender or Agent may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement (the "Servicing Agreement") between Lender or Agent and Servicer.

         Section 9.4 Exculpation.

         (a) Except as otherwise provided in this Section 9.4 and comparable provisions in the Security Instrument or in the other Loan Documents, Lender shall not enforce the liability and obligation of Borrower or any of Borrower's Affiliates to perform and observe the obligations contained in this Agreement, the Note or the Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower or any of Borrower's Affiliates, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Agreement, the Note, the Security Instrument, the other Loan Documents, and the interest in the Property, the Rents and any other Collateral created by this Agreement, the Note, the Security Instrument and the other Loan Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other Collateral. Lender, by accepting this Agreement, the Note and the Security Instrument, agrees that it shall not, except as otherwise provided in this Section 9.4 and comparable provisions in the Security Instrument, sue for, seek or demand any deficiency judgment against Borrower or any of Borrower's Affiliates in any such action or proceeding, under or by reason of or under or in connection with this Agreement, the Note, the Security Instrument or the other Loan Documents. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Agreement, the Note, the Security Instrument or the other Loan Documents; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (iii) except as set forth in this Section 9.4, affect the validity or enforceability of any indemnity (including, without limitation, the Environmental Indemnity), guaranty (including, without limitation, the Guaranty), master lease or similar instrument made in connection with this Agreement, the Note, the Security Instrument, or the other Loan Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) except as set forth in this Section 9.4, impair the enforcement of the Assignment of Leases; (vi) impair the right of Lender to enforce the provisions of Sections 10.2 of the Security Instrument or Sections 4.1.8, 4.1.28, 5.1.9 and 5.2.8 hereof; or (vii) impair the right of Lender to obtain a deficiency judgment or other judgment on the Note against Borrower to the extent necessary to (A) preserve or enforce its rights and remedies against the Property or (B) obtain any Insurance Proceeds or Awards to which Lender would otherwise be entitled under the terms of this Agreement or the Security Instrument; provided however, Lender shall only enforce such judgment to the extent of the Insurance Proceeds and/or Awards.

         (b) Notwithstanding the provisions of this Section 9.4 to the contrary, Borrower shall be personally liable to Lender for the Losses Lender incurs to the extent due to: (i) fraud or material misrepresentation in connection with the execution and the delivery of this Agreement, the Note, the Security Instrument, or the other Loan Documents; (ii) Borrower's or Operating Lessee's misapplication or misappropriation of Rents received by Borrower or Operating Lessee after the occurrence of an Event of Default; (iii) Borrower's or Operating Lessee's

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misapplication or misappropriation of Security Deposits or Rents collected more than thirty (30) days in advance; (iv) Borrower's or Operating Lessee's misapplication or the misappropriation of Insurance Proceeds or Awards; (v) Borrower's or Operating Lessee's failure to pay Taxes, Other Charges (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of Section 7.2 hereof), charges for labor or materials or other charges that can create Liens on the Property; (vi) Borrower's or Operating Lessee's failure to return or to reimburse Lender for all Personal Property taken from the Property by or on behalf of Borrower or Operating Lessee and not replaced with Personal Property of comparable utility and value; (vii) any act of intentional waste or arson to the Collateral by Borrower, Principal, the Operating Lessee SPE Entities or any Affiliate or thereof or by any Indemnitor or Guarantor; (viii) any fees or commissions paid by Borrower to Principal, the Operating Lessee SPE Entities or any Affiliate of Borrower, Principal, the Operating Lessee SPE Entities, Indemnitor, or Guarantor in violation of the terms of this Agreement, the Note, the Security Instrument or the other Loan Documents; (ix) Borrower's failure to comply with the provisions of Sections 4.1.39 and 5.1.19 of this Agreement; (x) any Loss resulting from a Casualty due to Borrower's failure to obtain the insurance required pursuant to Section 6.1; and (xi) Borrower's default under Section
5.1.10 hereof (after ten (10) Business Days prior written notice to Borrower).

         (c) Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in Subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect and the obligation to repay the Debt shall become a personal recourse obligation of Borrower (i) in the event of Borrower's or Principal's default under Section 4.1.35 hereof or Operating Lessee's default under Section 12 of the Operating Lease Subordination Agreement (such that such failure was considered by a court as a factor in the court's finding for a consolidation of the assets of Borrower, Principal and/or Operating Lessee with the assets of another Person) or any Transfer in violation of the provisions of Section 5.2.10 hereof or Article 7 of the Security Instrument, (ii) if the Property or any part thereof shall become an asset, or if Borrower, Principal, or an Operating Lessee SPE Entity shall be a debtor, in
(A) a voluntary bankruptcy or insolvency proceeding or (B) an involuntary bankruptcy or insolvency proceeding commenced by any Person (other than Lender) and, with respect to such involuntary proceeding, Borrower consents or fails to object to such proceedings) or if Borrower, Principal, or an Operating Lessee SPE Entity has acted in concert with, colluded or conspired with the party to cause the filing of such involuntary proceeding or (iii) an Event of Default contemplated by Section 8.1(a)(xi)(b), 8.1(a)(xi)(c) or 8.1(a)(xxiii)(b) hereof has occurred (unless caused by, or at the request of Lender).

         (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Code to file a claim against Borrower or Principal for the full amount of the indebtedness secured by the Security Instrument or to require that all Collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Agreement, the Note, the Security Instrument and the other Loan Documents.

         X. MISCELLANEOUS

         Section 10.1 Survival.

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

         This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth herein or in the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender, and all covenants, promises and agreements in this Agreement, by or on behalf of Lender, shall be binding upon the legal representatives successors and assigns of Lender.

         Section 10.2 Lender's Discretion.

         Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive. Section 10.3 Governing Law.

         (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THOSE CONFLICT OF LAW PROVISIONS THAT WOULD DEFER TO THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION). WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE PARTIES ELECT TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK; PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED BY THIS AGREEMENT, THE SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

         (b) WITH RESPECT TO ANY CLAIM OR ACTION ARISING HEREUNDER OR UNDER THIS AGREEMENT, THE NOTE, OR THE OTHER LOAN DOCUMENTS, BORROWER (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF, AND (B) IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING ON VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN

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

DOCUMENTS BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS WILL BE DEEMED TO PRECLUDE LENDER FROM BRINGING AN ACTION OR PROCEEDING WITH RESPECT HERETO IN ANY OTHER JURISDICTION. WITHOUT IN ANY WAY LIMITING THE PRECEDING CONSENTS TO JURISDICTION AND VENUE, THE PARTIES AGREE TO SUBMIT TO THE JURISDICTION OF SUCH NEW YORK COURTS IN ACCORDANCE WITH SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF.

         Section 10.4 Modification, Waiver in Writing.

         No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

         Section 10.5 Delay Not a Waiver.

         Neither any failure nor any delay on the part of Lender or Borrower in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

         Section 10.6 Notices.

         All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

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

If to Borrower:          c/o FelCor Lodging Trust Incorporated
                         545 E. John Carpenter Freeway, Suite 1300
                         Irving, Texas 75062
                         Attention: General Counsel
                         Facsimile No.: (972) 444-4949

With a copy to:          Jenkens & Gilchrist
                         1445 Ross Avenue, Suite 3200
                         Dallas, Texas 75202
                         Attention: Tom E. Davis, Esq.
                         Facsimile No.: (214) 855-4300

If to Lender:            JPMorgan Chase Bank
                         c/o ARCap Servicing, Inc.
                         5605 N. MacArthur Boulevard
                         Suite 950
                         Irving, Texas 75038
                         Attention: Clyde Greenhouse
                         Facsimile No.: (972) 580-3888

                         and

With a copy to:          Thacher Proffitt & Wood LLP
                         Two World Financial Center
                         New York, New York 10281
                         Attention: David S. Hall, Esq.
                         Facsimile No.: (212) 912-7963

or addressed as such party may from time to time designate by written notice to the other parties.

                  Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Section 10.7 Trial by Jury.

         BORROWER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER AND LENDER ARE HEREBY

AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER, AS APPLICABLE.

         Section 10.8 Headings.

         The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 10.9 Severability.

         Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         Section 10.10 Preferences.

         Except as otherwise expressly provided herein, Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, State or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

         Section 10.11 Waiver of Notice.

         Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

         Section 10.12 Remedies of Borrower.

         In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

         Section 10.13 Expenses; Indemnity.

         (a) Except as otherwise expressly provided herein, Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Lender within five
(5) days of receipt of written notice from Lender for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents); (ii) Borrower's ongoing performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental and insurance requirements; (iii) Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Lender; (v) securing Borrower's compliance with any requests made pursuant to the provisions of this Agreement; (vi) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (vii) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan; and (viii) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender. Any cost and expenses due and payable to Lender may be paid from any amounts in the Lockbox Account.

         (b) Borrower shall indemnify, defend and hold harmless Lender from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in, this Agreement

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

or the other Loan Documents, or (ii) the use or intended use of the proceeds of the Loan (collectively, the "Indemnified Liabilities"); provided, however, that Borrower shall not have any obligation to Lender hereunder to the extent that such Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under Applicable Law to the payment and satisfaction of all Indemnified Liabilities incurred by Lender.

         (c) Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless Lender and the Indemnified Parties from and against any and all losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA, the Code, any State statute or other similar law that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.1.8 or 5.2.8 hereof.

         (d) Other than in connection with a Securitization, Borrower covenants and agrees to pay for or, if Borrower fails to pay, to reimburse Lender for, (i) any fees and expenses incurred by any Rating Agency in connection with any Rating Agency review of the Loan, the Loan Documents or any transaction contemplated thereby or (ii) any consent, approval, waiver or confirmation obtained from such Rating Agency pursuant to the terms and conditions of this Agreement or any other Loan Document and Lender shall be entitled to require payment of such fees and expenses as a condition precedent to the obtaining of any such consent, approval, waiver or confirmation.

         Section 10.14 Schedules and Exhibits Incorporated.

         The Schedules and Exhibits annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

         Section 10.15 Offsets, Counterclaims and Defenses.

         Any assignee of Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Loan Documents which Borrower may otherwise have against any assignor of the Loan Documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

         Section 10.16 No Joint Venture or Partnership; No Third Party Beneficiaries.

         (a) Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship

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

between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee, beneficiary or lender.

         (b) This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower (or an Affiliate of either of the foregoing acting on behalf of Borrower or Lender, as applicable) any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

         Section 10.17 Publicity.

         All news releases, publicity or advertising by Borrower or their Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Lender, JPMorgan Chase, or any of their Affiliates shall be subject to the prior written approval of Lender, which shall not be unreasonably withheld. Notwithstanding the foregoing, disclosure required by any federal or State securities laws, rules or regulations, as determined by Borrower's counsel, shall not be subject to the prior written approval of Lender.

         Section 10.18 Waiver of Marshalling of Assets.

         (a) Intentionally Deleted.

         (b) To the fullest extent permitted by Applicable Law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower and of the Property, or to a sale in inverse order of alienation in the event of foreclosure of the Security Instrument, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Property in preference to every other claimant whatsoever. In addition, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Security Instrument, any equitable right otherwise available to Borrower which would require the separate sale of the Property or require Lender to exhaust its remedies against the Property or any combination of the Property before proceeding against any other Property or combination of Property; and further in the event of such foreclosure Borrower does hereby expressly consent to and authorize, at the option of Lender, the foreclosure and sale either separately or together of any combination of the Property.

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

         Section 10.19 Waiver of Counterclaim.

         Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents.

         Section 10.20 Conflict; Construction of Documents; Reliance.

         In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender's exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates.

         Section 10.21 Brokers and Financial Advisors.

         Borrower and Lender hereby represent that they have dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower hereby agrees to indemnify, defend and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Lender's reasonable attorneys' fees and expenses) in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower in connection with the transactions contemplated herein. The provisions of this Section 10.21 shall survive the expiration and termination of this Agreement and the payment of the Debt.

         Section 10.22 Prior Agreements.

         This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, between Borrower and/or its Affiliates and Lender are superseded by the terms of this Agreement and the other Loan Documents.

         Section 10.23 Counterparts.

         This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several

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

counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement.

         Section 10.24 Liability.

         This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                         BORROWER:

                                         ________________________________,a
                                         Delaware__________________________

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         LENDER:

                                         JPMORGAN CHASE BANK, a New York
                                         banking corporation

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         Acknowledged and agreed to with respect
                                         to its obligations set forth in
                                         Article 9 hereof:

                                         FELCOR LODGING LIMITED PARTNERSHIP, a
                                         Delaware limited partnership

                                         By: FELCOR LODGING TRUST INCORPORATED,
                                             a Maryland corporation, its
                                             general partner

                                         By: ___________________________________
                                             Joel M. Eastman
                                             Vice President

                  SCHEDULES AND EXHIBITS INTENTIONALLY OMITTED